Exhibit 10.19

AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

Between

BACCARAT SILICON INC.

a California corporation

(“Seller)

and

DAN CAPUTO CO.,

a California corporation

(“Buyer”)

AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

This Agreement for Purchase and Sale of Real Property (“Agreement”) is made as of this Fifth (5th) day of August, 2003 (“Effective Date”) by and between BACCARAT SILICON INC., a California corporation (“Seller”), and DAN CAPUTO CO., a California corporation (“Buyer”).

To provide for the purchase and sale of the real property herein described, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.             Purchase and Sale of Property.  Seller shall sell to Buyer, and Buyer shall purchase from Seller, upon the terms and conditions hereinafter set forth, that certain real property (APN 003-863-007) located at 1566 Moffett Street in the City of Salinas, County of Monterey, State of California, and more particularly described on Exhibit ”A” attached hereto (“Property”).  The Property is improved with a free-standing industrial/office building (“Building”) and ancillary buildings.  The Property shall include (i) said real property, (ii) the Building, all other structures located on the Property, and all equipment owned by Seller and used in connection with the operation of the Building, such as heating and air conditioning systems (collectively, “Building Improvements”), (iii) all personal property owned by Seller located on and used exclusively in the use or operation of the Building, if any (“Personal Property”) and (iv) all rights, privileges, and easements appurtenant to the Property, including, without limitation, all development rights, air rights, water, water rights, riparian rights and water stock relating to the Property, any rights of way or other appurtenances reflected in the public record and used in connection with the beneficial use and enjoyment of the Property, and all of Seller’s right, title, and interest in and to all public roads and alleys adjoining or servicing the Property.

2.             Purchase Price.  Buyer shall pay Six Million One Hundred Thousand Dollars ($6,100,000) for the Property (“Purchase Price”).

3.             Payment of Purchase Price.  The Purchase Price for the Property shall be evidenced by and paid to Seller as follows:

(a)           Deposit.  Concurrently with Buyer’s execution of this Agreement, Buyer shall deposit with Escrow Holder (as defined in Section 4(a) below), by wire transfer or a bank cashier’s check, the amount of One Hundred Thousand Dollars ($100,000.00) (“Initial Deposit”).  Escrow Holder shall place the Initial Deposit in an interest-bearing account with all interest accruing to Buyer.  If Buyer terminates this Agreement prior to the expiration of the Feasibility Period (as defined in Section 6 below), Escrow Holder shall return the Initial Deposit and all interest accrued to Buyer. If Buyer does not terminate this Agreement prior to the expiration of the Feasibility Period in accordance with Section 6(b), the Initial Deposit shall become nonrefundable to Buyer, except as provided in Sections 8 and 15(b) below.  The Initial Deposit shall be credited against the Purchase Price at the Close of Escrow (as defined in Section 4(b) below).

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(b)           Additional Deposit.  Unless Buyer terminates this Agreement in accordance with Section 6(b), Buyer shall, on or before the last day of the Feasibility Period, deposit with Escrow Holder cash in the amount of Two Hundred Thousand Dollars ($200,000) (“Additional Deposit”).  Escrow Holder shall deposit the Additional Deposit into an interest-bearing account together with the Initial Deposit.  The Additional Deposit shall be non-refundable, except as provided in Sections 8 and 15(b) below. The Additional Deposit shall be credited against the Purchase Price at the Close of Escrow.  If Buyer fails to complete the purchase of the Property in accordance with this Agreement, then Seller shall be entitled to retain the Initial Deposit and the Additional Deposit as liquidated damages pursuant to Section 15 hereof.

(c)           Purchase Price Balance.  On or before the Closing Date (as defined in Section 4(b) below), Buyer shall deposit with Escrow Holder cash in the amount of the Purchase Price, less the sum of the Initial Deposit and the Additional Deposit and all interest accrued thereon.

4.             Escrow.

(a)           Escrow Holder.  Concurrently with the execution of this Agreement, the parties shall open an escrow (“Escrow”) with First American Title Company, whose address is 1727 North First Street, Suite 100, San Jose, California 95112, Attention: Ms. Dian Blair, (408) 451-7800 (“Escrow Holder” or “Title Company”, as applicable) for purposes of consummating the transaction contemplated by this Agreement.  Concurrently with the opening of Escrow, the parties shall deliver to Escrow Holder a copy of this Agreement and instructions for the disposition of the Initial Deposit and Additional Deposit in accordance with the terms of this Agreement.  At least twenty-four (24) hours prior to the Close of Escrow, Buyer and Seller shall each deliver to Escrow Holder written closing instructions and all executed documents, payments and funds necessary to complete the same in accordance with the terms hereof.

(b)           Close of Escrow.  The Close of Escrow for the purchase and sale of the Property shall occur on the first business day that is fifteen (15) calendar days after the expiration of the Feasibility Period.  For purposes of this Agreement, the “Close of Escrow” or the “Closing Date” shall mean the date that the Grant Deed (as defined in Section 11(a)(i)) is recorded by Escrow Holder in the Official Records of Monterey County, California.

5.             Title.

(a)           Title Approval.  Within seven (7) business days after the Effective Date, Seller shall cause Escrow Holder to provide Buyer with a current preliminary title report for the Property (the “Title Report”) issued by Escrow Holder, together with copies of all related underlying documents.  Buyer shall have thirty (30) days after receipt of the Title Report and underlying documents within which to notify Seller in writing of any objections Buyer may have to any exceptions to title as reflected in the Title Report (“Disapproved Exceptions”).  Failure of Buyer to give Seller written notice of any Disapproved Exceptions within said thirty (30) day period shall be deemed Buyer’s approval of all exceptions to title shown on the Title Report.  Within ten (10) days after receipt of Buyer’s notice of any Disapproved Exceptions, Seller may

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elect to (i) commit to cause such Disapproved Exceptions to be released of record or to cause the Title Company to endorse over such Disapproved Exceptions, prior to the Close of Escrow, or (ii) elect not to commit to remove any Disapproved Exceptions.  If Seller fails to give notice of its election within said ten (10) day period, Seller shall be deemed to have elected not to remove any Disapproved Exceptions.  Notwithstanding the foregoing, Seller shall be obligated to remove any delinquent taxes or assessments, mechanic’s liens or monetary encumbrances placed by Seller on the Property prior to the Close of Escrow.  If Seller elects or is deemed to have elected not to remove any Disapproved Exceptions, Buyer shall have the right, within ten (10) days of receipt of notice of Seller’s election or deemed election, to (i) elect to terminate this Agreement, or (ii) waive its objection to the Disapproved Exceptions and proceed to the Close of Escrow.  Buyer’s failure to make such election within said ten (10) day period shall be deemed Buyer’s waiver of the Disapproved Exceptions and election to proceed to the Close of Escrow.  In the event this Agreement is terminated pursuant to this Section 5(a), Escrow Holder shall return the Initial Deposit and all interest accrued thereon to Buyer, and thereafter neither party shall have any further obligation hereunder except with respect to the indemnity obligations pursuant to Sections 7(e) and 14 of this Agreement.

(b)           Permitted Exceptions.  As used herein, “Permitted Exceptions” shall mean all exceptions to title shown on the Title Report (including all preprinted exceptions) approved by Buyer, any Disapproved Exceptions waived or deemed waived by Buyer, the lien of real property taxes and assessments not yet due and payable and supplemental taxes, if any, resulting from Buyer’s acquisition of the Property, the Lease (as defined in Section 5(e), any title exceptions resulting from or caused by Buyer in connection with its inspection of or activities on the Property, any matters that would be disclosed by a survey of the Property.

(c)           Intentionally Omitted.

(d)           Title Insurance.  Seller shall pay the premium for a standard coverage CLTA owner’s policy of title insurance to be issued by Escrow Holder to Buyer with a liability limit equal to the Purchase Price, showing title to the Property vested in Buyer subject to the Permitted Exceptions (the “Owner’s Title Policy”).  In the event Buyer desires to obtain a standard coverage ALTA owner’s policy of title insurance, Buyer shall be responsible, at Buyer’s sole cost and expense, for obtaining an ALTA Survey of the Property, and the payment of the ALTA portion of the title policy premium.  Buyer shall pay, at Buyer’s sole cost and expense, the cost of any endorsements required by Buyer.  In no event shall the Close of Escrow be extended in order to permit Buyer to obtain a survey of the Property.

(e)           IDT Lease.  The Property is currently occupied by Integrated Device Technology, Inc. (“IDT”), an affiliate of Seller.  At the Close of Escrow, Seller’s affiliate, 1566 Moffett LLC, a California limited liability company, and IDT shall enter into a lease of the Property in the form attached hereto as Exhibit “B” (“Lease”).  Under the Lease, IDT shall remain in occupancy of the Property after the Close of Escrow for the term specified in the Lease.

(f)            Further Encumbrance.  Prior to the Close of Escrow, Seller shall not voluntarily create any additional title exceptions, execute any leases of the Property or further

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encumber the Property for a period beyond the Close of Escrow, except with Buyer’s prior written consent, which may be given or withheld in Buyer’s sole and absolute discretion.  If between the date of Buyer’s approval of title and the Close of Escrow, any additional exception to title appears as shown in a supplemental title report issued by the Title Company that is not approved by Buyer or caused by Buyer or Buyer’s activities on the Property (in which case the additional title exception shall be deemed a Permitted Exception), Buyer shall give prompt written notice of such new title exception to Seller.  Seller shall be obligated to remove from title (or to cause to be insured over to Buyer’s reasonable satisfaction) any such additional title exceptions that are voluntarily created by Seller between the expiration of the Feasibility Period and the Close of Escrow.  With respect to any such additional title exceptions that were not voluntarily created by Seller, Buyer shall have the right to either (i) terminate this Agreement by giving written notice to Seller and Escrow Holder and obtain the refund of the Deposits, or (ii) proceed with the Close of Escrow and acquire the Property subject to such additional title exceptions.  If necessary to remove such additional title exception, Seller may extend the Close of Escrow for a period of not more than thirty (30) days.

6.             Buyer’s Feasibility Conditions.  Buyer’s obligation to purchase the Property under this Agreement shall be conditioned and contingent upon the satisfaction or waiver in Buyer’s sole and absolute discretion of Buyer’s Feasibility Conditions on or before the date that is ninety (90) days after the Effective Date (“Feasibility Period”).

(a)           Buyer’s Feasibility Conditions.  Buyer’s Feasibility Conditions shall consist of the following:

(i)            Title.  Buyer’s approval of the state of title to the Property, including (i) review and approval of the Title Report and of all documents constituting title exceptions thereunder, (ii) review and approval of an ALTA Survey for the Property (at Buyer’s option), and (iii) a determination that Escrow Holder will issue at the Close of Escrow a title insurance policy in the amount of the Purchase Price showing title to the Property vested in Buyer, subject only to the Permitted Exceptions, with such endorsements as Buyer desires, in form and content acceptable to Buyer (the “Owner’s Title Policy”).

(ii)           Due Diligence Documents.  Buyer’s review and approval of the Due Diligence Documents (as defined in Section 7(a)).

(iii)          Project Approvals.  Buyer’s determination (i) that Buyer’s intended use of the Property conforms with all applicable zoning ordinances, subdivision laws, the CC&R’s and all other land use laws and regulations to which the Property is subject, (ii) that the City will not impose any undue restrictions on approvals required for Buyer’s intended use of the Property; (iii) that Buyer will be able to obtain all governmental approvals and permits necessary for Buyer’s intended use of the Property; and (iv) that the Property is otherwise satisfactory for Buyer’s intended use.

(iv)          Physical Inspection.  Buyer’s approval of such Physical Inspections (as defined in Section 7(c)) which Buyer elects to undertake with respect to the Property during

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the Feasibility Period.  All costs, expenses, liabilities or charges incurred in or related to the performance of any and all such Physical Inspections shall be the responsibility of Buyer.

(v)           Environmental Condition.  Buyer’s approval of the environmental condition of the Property, such Environmental Investigations (as defined in Section 7(d)) which Buyer elects to undertake with respect to the Property during the Feasibility Period and Buyer’s review and approval of all studies, reports and documents relating to the environmental condition of the Property and properties in the vicinity of the Property, if any.  All costs, expenses, liabilities or charges incurred in or related to the performance or review of any Environmental Investigation shall be the responsibility of Buyer.

(vi)          Other Matters.  Buyer’s investigation and approval of such other matters concerning the Property as Buyer deems appropriate or necessary in its sole discretion.

(b)           Waiver or Satisfaction of Conditions.  Buyer’s Feasibility Conditions are solely for the benefit of Buyer and may be waived by Buyer in writing.  If Buyer approves Buyer’s Feasibility Conditions, Buyer shall give Seller and Escrow Holder written notice of such approval not later than 5:00 p.m. Pacific Time on the last day of the Feasibility Period.  If Buyer fails to give written notice of approval of Buyer’s Feasibility Conditions prior to 5:00 p.m. Pacific Time on the last day of the Feasibility Period, this Agreement shall be deemed terminated, the Initial Deposit and all interest accrued thereon shall be returned to Buyer, and neither party shall have any further obligation hereunder except for Buyer’s indemnity obligation under Section 7(e) hereof.  Buyer’s failure to give its notice of approval prior to 5:00 p.m. Pacific Time on the last day of the Feasibility Period shall be deemed Buyer’s disapproval of Buyer’s Feasibility Conditions.  Buyer’s timely notice of approval of Buyer’s Feasibility Conditions shall serve as Buyer’s election to proceed to the Close of Escrow and shall constitute Buyer’s acknowledgment that Seller has given Buyer every opportunity to consider, inspect and review to its satisfaction the physical, environmental, legal and economic condition of the Property.  Notwithstanding the foregoing, Buyer may elect at any time after the sixtieth (60th) day of the Feasibility Period to waive Buyer’s Feasibility Conditions by giving Seller and Escrow Holder written notice of such waiver.  If Buyer delivers such notice, the Feasibility Period shall terminate upon Seller’s receipt of such notice, and the Close of Escrow shall occur within fifteen (15) days after the effective date of such termination.

7.             Due Diligence Documents; Right of Entry.

(a)           Due Diligence Documents.  Seller shall make available to Buyer for review during the Feasibility Period, the following documents to the extent any such items exist and are in the possession of Seller or its consultants (collectively, “Due Diligence Documents”):

(i)            copies of all Phase I and Phase II reports and any other environmental reports including all correspondence with the Monterey County Environmental Health Department;

(ii)           copies of all contracts relating to the operation, maintenance and management of the Property;

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(iii)          copies of property tax bills for the past three (3) years;

(iv)          copies of statements of operating expenses for the Property for 2000, 2001 and 2002 including operating expense history and all capital expenditures;

(v)           “as-built” construction plans for the Building and any alterations, if any;

(vi)          copies of all leases, subleases and rental agreements that will remain in effect after the Close of Escrow (other than the Lease) pertaining to the Property, together with any amendments or addenda;

(vii)         a schedule of personal property included with the Property as part of the sale, if any;

(viii)        a schedule of any offsite or onsite improvement work Seller is obligated to complete, but has not yet completed, and capital improvement work in process, if any;

(ix)           copies of all soils, environmental and engineering reports pertaining to the Property;

(x)            copies of architectural, civil and structural certificates of compliance, if any;

(xi)           copies of most recent fire department inspection reports, if any;

(xii)          copies of any certificates of occupancy;

(xiii)         all materials provided to Seller by the previous owner at the time Seller purchased the Property; and

(xiv)        copies of any existing ALTA surveys.

Seller makes no representation or warranty with respect to the accuracy or completeness of any of the Due Diligence Documents made available to Buyer except that the same are true and correct copies of the documents in Seller’s possession.

(b)           Access to Due Diligence Documents.  Within seven (7) business days after the Effective Date, Seller shall make the Due Diligence Documents available for Buyer’s review.  The Due Diligence Documents shall be available for review during the Feasibility Period by appointment only during regular business hours on regular business days at IDT, 2975 Stender Way, Santa Clara, California 95054.  Buyer may request an appointment to review the Due Diligence Documents by contacting James L. Laufman, Esq., General Counsel of IDT at (408) 492-8614.  Buyer may request copies of the Due Diligence Documents during its review thereof, and Seller shall, within three (3) business days after receipt of the request, provide the same to Buyer subject to Buyer’s reimbursement of Seller’s reasonable costs in providing such copies.

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Except for copies made by Seller, Buyer shall not remove the Due Diligence Documents from their location.

(c)           Physical Inspection.  During the Feasibility Period, Buyer and Buyer’s employees, agents, contractors and consultants (“Buyer’s Parties”) shall have the right to enter the Property to perform such investigations and inspections of the Property, including but not limited to soil, engineering, geological, structural and visual tests and inspections (collectively, “Physical Inspections”) of the Property as Buyer deems reasonably necessary at Buyer’s sole cost and expense.  In conducting such Physical Inspections, Buyer and Buyer’s Parties shall comply with all applicable laws, statutes, ordinances, rules and regulations.  Buyer shall provide not fewer than three (3) business days’ prior written notice to Seller at the address for notice set forth in Section 16(a) below of any desired entry onto the Property by Buyer or Buyer’s Parties to perform Physical Inspections, stating the date on which Buyer desires such entry to occur, the name, address and telephone number of the Buyer’s Party who will make the entry, and the nature and location on the Property of the inspection to be performed.  At Seller’s option, any Physical Inspection that Buyer desires to perform within the Building may be scheduled before or after Seller’s regular working hours so as not to interfere with Seller’s use and occupancy of the Building.  Buyer shall promptly repair any damage to the Building occurring as a result of a Physical Inspection to the condition that existed prior to such damage at its sole cost and expense.  Within five (5) days after Buyer’s receipt thereof, Buyer shall provide Seller with copies of all reports, data or test results resulting from any Physical Inspections.  All Physical Inspections shall be subject to Section 7(e) hereof.

(d)           Environmental Investigations.  During the Feasibility Period, Buyer and Buyer’s Agents may enter the Property to perform such non-invasive environmental assessments of the Property (“Environmental Investigation”) which Buyer elects to undertake at Buyer’s sole cost and expense with respect to the Property; provided, however, in no event shall Buyer perform any “Phase II Environmental Assessment” or any testing of soil and/or groundwater of the Property (“Invasive Testing”) without Seller’s prior written consent and compliance with this Section 7(d) .  Prior to performing any Environmental Investigation, Buyer shall submit to Seller at the address for notice set forth in Section 16(a) below, at least five (5) business days prior to the date of Buyer’s proposed entry onto the Property for such Environmental Investigation, the name of Buyer’s environmental consultant who will conduct the investigation, evidence of the consultant’s level of expertise and experience, and a description of the Environmental Investigation to be performed.  If the Environmental Investigation will occur within the Building, Seller may require that such Environmental Investigation be performed either before or after Seller’s regular working hours so as not to interfere with Seller’s use and occupancy of the Building.  If Buyer proposes any Invasive Testing, then in addition to the foregoing information, Buyer shall submit to Seller the location of any proposed borings for soil and/or groundwater sampling, the sampling and analytical methods to be used, the chemical parameters and other conditions to be tested, the health and safety plan to be followed, and the measures to be taken to restore the affected areas to pre-existing conditions following completion of the Invasive Testing.  Seller shall give Buyer written notice of approval or disapproval of Buyer’s Invasive Testing investigation plan within five (5) business days after receipt of the foregoing information.  If Seller reasonably objects to the environmental consultant or objects to the Invasive Testing investigation plan proposed by Buyer, Seller shall give Buyer written notice of such disapproval

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and the reasons therefor within said five (5) business day period.  Thereafter, Seller and Buyer shall promptly meet and negotiate in good faith to remove Seller’s objections.  In the event that the parties are unable to agree, Seller’s objections shall stand and Buyer may either terminate the Agreement, choose another environmental consultant or elect to revise its Invasive Testing investigation plan so as to remove Seller’s objections.  Buyer shall, at its sole cost and expense, obtain any and all permits and approvals required from applicable governmental agencies prior to commencing any Invasive Testing.  Buyer shall not install any monitoring wells.  If Buyer seeks to sample groundwater, Buyer shall do so through hydropunch or other geoprobe sampling procedures.  Seller’s representatives may be present at all times during the activities of Buyer and/or Buyer’s Parties on the Property.  Seller shall have the right, at Seller’s expense to take split samples or verification samples from any Invasive Testing conducted by Buyer.  All Environmental Investigations shall be subject to Section 7(e) hereof.

If any reports, studies, tests, documents or information applicable to the environmental condition of the Property arising out of an Environmental Investigation or any Invasive Testing are required to be disclosed to a federal, state or local agency or governmental body, then Buyer agrees that Seller shall be the party to furnish such documentation to the applicable governmental agency having jurisdiction over the Property and neither Buyer nor its agents, employees or environmental consultants shall furnish such information to the applicable governmental agencies.  If there is a demand for such information generated by an Environmental Investigation or any Invasive Testing by a governmental agency or by legal process issued by a court of competent jurisdiction and Buyer has received actual notice of such demand, Buyer shall promptly provide notice of such demand to Seller and afford Seller an opportunity to impose any objections or defenses to such demand.  Buyer agrees that copies of all reports, studies and other documents and information generated or prepared by or for Buyer in connection with Buyer’s Environmental Investigations or any Invasive Testing of the Property shall be furnished to Seller within five (5) business days of Buyer’s receipt of same.

(e)           Insurance, Indemnity.  Buyer shall maintain and shall cause each Buyer’s Party entering onto the Property to perform Physical Inspections, Environmental Investigations or Invasive Testing to maintain a policy or policies of commercial general liability insurance insuring against claims and liabilities arising directly from or related to acts, omissions or investigations of Buyer and Buyer’s Parties in, on, or about the Property.  Such insurance shall have limits of not less than Two Million Dollars ($2,000,000.00) per occurrence, unless a lower limit is approved in writing by Seller, and shall (i) specifically name Seller as an additional insured, (ii) not be canceled or the coverage or liability limits reduced without thirty (30) days prior written notice to Seller, (iii) insure the indemnity obligations of Buyer as set forth below, and (iv) provide coverage which is primary to any coverage carried by Seller and not in excess thereto.  Buyer shall deliver insurance certificates to Seller prior to any entry onto the Property by Buyer or any of Buyer’s Parties.  Buyer shall indemnify, defend and hold Seller harmless from and against any and all claims, liabilities, costs and expenses, including reasonable attorneys’ fees and other direct costs that Seller may actually incur as a result of Buyer’s activities on the Property, including breach of the confidentiality provisions set forth below.  All entries onto the Property shall be arranged through Seller.  Seller shall have the right to accompany Buyer and Buyer’s Parties in connection with any entry onto the Property.

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(f)            Confidentiality.  Buyer shall take reasonable precautions, and shall cause Buyer’s Parties to take reasonable precautions, not to voluntarily disclose to others, except to those acting within or on behalf of Buyer who have a business need to be informed, any information, in whatever form, which is disclosed to or generated by Buyer or Buyer’s Parties or provided by Seller as a result of Buyer’s access to and/or review of the Due Diligence Documents, Buyer’s Physical Inspections, Environmental Investigations and/or Invasive Testing.  Buyer agrees that the information contained in the Due Diligence Documents or disclosed or generated by Buyer’s Physical Inspections, Environmental Investigations and/or Invasive Testing shall be confidential and shall be used for the limited purpose of deciding whether or not Buyer is interested in purchasing the Property.  The foregoing confidentiality agreement shall apply to both Buyer and Buyer’s Parties.  The foregoing confidentiality obligation shall not apply to (i) any information in the public domain or which enters the public domain after the date of this Agreement other than through Buyer’s failure to comply with this Section 7(f), (ii) any information previously known to Buyer, or (iii) any information Buyer is required by law to disclose.  In the event that Buyer receives a demand for such information from a governmental agency or by legal process issued by a court of competent jurisdiction, Buyer shall promptly provide notice of such demand to Seller and afford Seller an opportunity to impose any objections or defenses to such demand.  If the Purchase Agreement terminates for any reason, Buyer shall deliver to Seller the originals and all copies of any and all Due Diligence Documents previously delivered to Buyer by Seller.  In addition, Buyer shall promptly remove all information and any reports, data, or test results from Buyer’s Physical Inspections, Environmental Investigations and Invasive Testing from its files and shall exercise best faith efforts to require such removal from those of its employees, agents, attorneys and environmental consultants (subject to Applicable Laws), and following consultation with and direction from Seller, either destroy such information or forward the same to Seller.

8.             Buyer’s Conditions to Close of Escrow.  The Close of Escrow and Buyer’s obligation to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions (or Buyer’s waiver thereof) for Buyer’s benefit on or prior to the Close of Escrow:

(a)           Title Policy.  The Title Company shall be committed to issue to Buyer the Owner’s Title Policy insuring title vested in Buyer, subject only to the Permitted Exceptions;

(b)           Delivery of Documents.  Seller shall have deposited into Escrow for delivery to Buyer at the Close of Escrow the documents described and required pursuant to Section 11(a) of this Agreement;

(c)           Delivery of Lease.  IDT shall have executed and delivered to Escrow Holder for delivery to Buyer at the Close of Escrow a counterpart original of the Lease;

(d)           Delivery of Option Agreement.  IDT shall have executed and delivered to Escrow Holder for delivery to Buyer at the Close of Escrow two counterpart originals of the Option Agreement (as defined in Section 11(a)(vii); and

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(e)           Seller’s Obligations.  Seller shall have timely performed all of its obligations required by the terms of this Agreement to be performed by Seller.

If any of Buyer’s Closing Conditions have not been satisfied by the Closing Date, then Buyer shall give Seller and Escrow Holder written notice on or before the Closing Date specifying the particular condition that has not been satisfied.  If Buyer delivers such notice, then Seller may postpone the Close of Escrow for a period up to ten (10) days after the scheduled Closing Date in order to permit Seller to take such action as is necessary to cause the closing condition specified in Buyer’s notice to be satisfied.  If the condition specified in Buyer’s notice is not satisfied on the Closing Date, as extended, then Buyer may terminate this Agreement by providing written notice of such termination to Seller and Escrow Holder on or within fifteen (15) days after the extended Closing Date.  If Buyer so terminates this Agreement, Escrow Holder shall return the Deposit and all interest accrued thereon to Buyer, and neither party shall have any further obligation hereunder except for the indemnity obligations under Sections 7(e) and 14 hereof.

9.             Representation and Warranties.

(a)           Seller’s Representations and Warranties.  Seller hereby makes the following representations and warranties to Buyer as of the Effective Date and as of the Close of Escrow.  The phrase “to Seller’s knowledge” as used in certain of the representations and warranties shall mean the actual knowledge of James L. Laufman, Esq., General Counsel of IDT, without any duty of investigation or inquiry.

(i)            Authority.  Seller is duly and validly authorized to execute this Agreement and perform all of its obligations hereunder.  This Agreement is valid, binding and enforceable against Seller.

(ii)           Existing Agreement.  Neither Seller, nor to Seller’s knowledge, the Property, is subject to any contract, agreement or restriction which would prevent the consummation of the transactions contemplated by this Agreement.

(iii)          Actions.  Seller has not received written notice of any action, suit or proceeding affecting the Property, at law or in equity, pending before any federal, state or municipal governmental department, commission, board, bureau, agency or instrumentality.

(iv)          No Violations of Declaration.  To Seller’s knowledge, Seller has not received written notice that the Property is in violation of any provision of the Declaration of Covenants, Conditions and Restrictions executed by CC&F Salinas Properties, Inc. and Salinas Associates and recorded on September 21, 1982, on Reel 1579, page 142, of the Official Records of Monterey County, California (“CC&R’s”).

Seller shall not be liable for breach of any of Seller’s representations or warranties set forth in this Section 9(a), Seller shall not be in default under this Agreement nor shall Buyer have the right to terminate this Agreement due to the incorrectness of any of the representations and warranties set forth in this Section 9(a) if, prior to the Close of Escrow, either (A) as to matters

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which are made to Seller’s knowledge, Seller obtains information not known to James Laufman, Esq. on the Effective Date that would make any of such representations and warranties incorrect and Seller promptly discloses such information to Buyer, or (B) after the Effective Date, Seller receives a notice of the type specified in Sections 11(a)(iii) or (iv), and Seller promptly provides Buyer with a copy of such notice and provides Buyer with a copy thereof.  If Buyer receives any information not otherwise disclosed by Seller pursuant to the foregoing sentence on or before the Close of Escrow that would make any of Seller’s representations or warranties in this Section 9(a) untrue or incorrect as of the Close of Escrow, then Buyer shall promptly disclose such information to Seller and Buyer’s sole remedy shall be to either (i) terminate this Agreement by giving written notice of such termination to Seller and Escrow Holder, in which case this Agreement shall terminate, and Buyer shall be entitled to the return of the Deposits, or (ii) to proceed with the Close of Escrow despite such information, in which case Buyer shall be deemed to have waived any claim against Seller resulting from the inaccuracy or incorrectness of Seller’s representations and warranties as of the Close of Escrow based on such information.  The representations and warranties of Seller contained in this Section 9(a) shall survive the Close of Escrow for a period of six (6) months.  If Buyer has not filed an action for breach of such representations or warranties within six (6) months of the Close of Escrow, Buyer shall thereafter be precluded from ever making a claim or instituting any legal action, suit or proceeding against Seller in connection with such representations and warranties.

(b)           Buyer’s Representations.  Buyer represents and warrants to Seller that Buyer is a corporation, duly organized, validly existing and in good standing in the State of California, and has the capacity and full power and authority to enter into and carry out the agreements contained in, and the transactions contemplated by, this Agreement, and this Agreement has been duly authorized and executed by Buyer, and upon delivery to and execution by Seller, shall be a valid and binding agreement of Buyer.

(c)           Seller’s Covenants.  From the Effective Date until the earlier of the Close of Escrow or the termination of this Agreement, Seller covenants to Buyer as follows:

(i)            Seller shall maintain the Property in the same condition and manner as existed on the Effective Date, damage by casualty and reasonable wear and tear excepted.

(ii)           Seller shall pay all bills and invoices for labor, material and services supplied to the Property prior to the Close of Escrow, except to the extent arising from Buyer’s activities on the Property.

(iii)          Seller shall maintain in full force any insurance coverage pertaining to the Property, either through the existing insurance policies or replacement policies.

(iv)          Seller shall not enter into any new contracts or agreements, or modify any existing contracts or agreements relating to the Property for a term beyond the Close of Escrow without the prior written consent of Buyer, which Buyer may withhold in its sole and absolute discretion.

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10.           “As Is” Acquisition.  Buyer acknowledges that Buyer owns certain real property in the vicinity of the Property.  Buyer hereby agrees and warrants that it has (i) inspected and is familiar with the Property and the surrounding areas and the suitability for Buyer’s purposes.  Buyer represents and warrants that Buyer has satisfied itself, or prior to the Close of Escrow will satisfy itself, as to the physical, environmental, legal and economic condition of the Property and its suitability for the purposes intended by Buyer.  Buyer acknowledges and agrees that Buyer is acquiring the Property subject to all existing laws, ordinances, rules and regulations, and that, except as expressly set forth in Section 9(a), neither Seller nor any of Seller’s officers, directors, employees, agents, representatives and/or attorneys (collectively, “Seller’s Agents”) have made any warranties, representations or statements regarding the availability of any approvals, or the laws, ordinances, rules or regulations of any governmental or quasi-governmental body, entity, district or agency having authority with respect to the ownership, possession, development, occupancy, condition and/or use of the Property.  Except as expressly set forth in Section 9(a), Seller disclaims the making of any representations or warranties, express or implied, regarding the Property or the Building, or matters affecting the Property, including, without limitation, the physical condition of the Property and the Building, title to or boundaries of the Property, soil condition, the presence of hazardous waste, hazardous materials, toxic waste or other environmental matters, compliance of the Property and Building with building, health, safety, land use and zoning laws, regulations and orders, structural or other engineering characteristics of the Building, traffic patterns and all other information pertaining to the Property.  Buyer further acknowledges that Seller has made no representation or warranty regarding the accuracy or completeness of any reports or studies relating to the Property and/or Building which may have been delivered or made available to Buyer other than that the same are true and correct copies of the reports and studies available to Seller.  Buyer moreover acknowledges that (i) Buyer is a sophisticated investor, knowledgeable and experienced in the financial and business risks attendant to an investment in real property and capable of evaluating the merits and risks of entering into this Agreement and purchasing the Property, (ii) that Buyer has entered into this Agreement with the intention of making and relying upon its own or its experts investigation of the physical, environmental, economic and legal condition of the Property and the Building, including, without limitation, the compliance of the Property and Building with laws and governmental regulations and the operation of the Property and Building and/or whether the Property is located in an area which is designated as a special flood hazard area, dam failure inundation area, earthquake fault zone, seismic hazard zone, high fire severity area or wildland fire area, by any federal, state or local agency, and (iii) that Buyer is not, except as to any representations or warranties expressly set forth in Section 9(a), relying on any representations and warranties made by Seller or anyone acting or claiming to act on Seller’s behalf concerning the Property.  Buyer hereby undertakes and assumes the risks associated with all matters pertaining to the Property’s location in any area designated as a special flood hazard area, dam failure inundation area, earthquake fault zone, seismic hazard zone, high fire severity area or wildland fire area, by any federal, state or local agency.  Buyer hereby acknowledges that it has not received from Seller any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying upon the advice of its own accounting, tax, legal, architectural, engineering, property management and other advisors.  Buyer shall purchase the Property in its “As Is” condition on the Closing Date and assumes the risk that adverse physical, environmental, economic or legal conditions may not have been

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revealed by its investigations.  Seller shall have no liability for any subsequently discovered defects, whether latent or patent.

Except with respect to the representations and warranties set forth in Section 9(a), Buyer agrees that, from and after the Close of Escrow, Buyer, for itself and its agents, affiliates, successors and assigns, shall release and forever discharge Seller, its agents, affiliates, successors and assigns from, and waives any right to proceed against Seller for, any and all rights, claims and demands at law or in equity relating to the physical, environmental, economic or legal condition of the Property and/or Building.

Such release shall survive the Close of Escrow.  Buyer has read and has been fully advised of the contents of Section 1542 of the Civil Code of the State of California, which reads as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

and, Buyer hereby expressly waives any and all rights and the benefits of said section or any similar section of the laws of any other applicable jurisdiction.  Notwithstanding the foregoing, the waivers and release set forth above are not intended to, and shall not, release or discharge liability for (i) claims relating to indemnification under Section 14, (ii) any claims regarding post-closing prorations pursuant to Section 11(d) below, and (iii) claims arising from Seller’s intentional misrepresentation                          .

11.           Deposits Into Escrow.

(a)           Seller’s Deposits Into Escrow.  Seller shall deposit or cause to be deposited into Escrow prior to the Close of Escrow the following:

(i)            An executed and acknowledged Grant Deed in the form attached hereto as Exhibit ”C” (the “Grant Deed”);

(ii)           An assignment and bill of sale of all of Seller’s right, title and interest in and to any Personal Property or intangible rights pertaining to the Property in the form attached hereto as Exhibit “D” (the “Assignment”);

(iii)          An executed Federal Non-Foreign Investor Affidavit in the form attached hereto as Exhibit ”E” (the “FIRPTA Affidavit”);

(iv)          An executed Withholding Exemption Certificate (California Form 593 (W) as required under the California Revenue and Taxation Code;

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(v)           Two counterpart originals of an Assignment and Assumption of Declaration of Covenants, Conditions and Restrictions in the form attached hereto as Exhibit “F” (“CC&R Assignment”);

(vi)          Two counterpart originals of the Lease;

(vii)         Two counterpart originals of an Option Agreement in the form attached hereto as Exhibit “G” (“Option Agreement”) whereby IDT grants Buyer an option to purchase real property owned by IDT adjacent to the Property, the effective date of which shall be the Close of Escrow; and

(viii)        Such other documents as may be reasonably required to consummate this transaction.

(b)           Buyer’s Deposits Into Escrow.  Buyer shall deposit into Escrow prior to the Close of Escrow the following:

(i)            The Purchase Price;

(ii)           Two counterpart originals of the CC&R Assignment;

(iii)          Two counterpart originals of the Lease;

(iv)          Two counterpart originals of the Option Agreement;

(v)           Such additional funds as may be required to pay Buyer’s share of closing costs as provided herein; and

(vi)          Such other documents as may be reasonably required to consummate this transaction.

(c)           Expenses of Escrow.  Seller shall pay (i) the CLTA premium for the Owner’s Title Policy, (ii) all county documentary transfer taxes and (iii) one-half of the escrow fees.  Buyer shall pay (i) the ALTA portion of the premium for the Owner’s Title Policy, if Buyer elects ALTA coverage, (ii) the cost of an ALTA survey, if Buyer elects to obtain the same; (iii) the cost of any title endorsements Buyer elects to obtain, and (iv) one-half of the escrow fees.  All other reasonable and customary expenses, fees and costs incurred in connection with the consummation of the Escrow, including, without limitation, document preparation charges and recording fees, shall be borne by the parties hereto in accordance with the custom and practice in Monterey County, California, or in the absence of custom, equally between the parties.  Buyer and Seller shall each bear their own respective attorneys’ fees and accounting costs incurred in connection with this transaction.

(d)           Prorations.  All real property taxes and assessments shall be prorated between Buyer and Seller as of the Close of Escrow with appropriate debits and credits to the accounts of Buyer and Seller so that, as between Buyer and Seller, Seller shall pay all of the taxes and assessments to the extent allocable to the period ending on the date immediately prior to the

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Close of Escrow and Buyer shall pay all of the taxes and assessments to the extent duly allocable to the period commencing upon the Close of Escrow.  If the amount of the current tax payment is not available, such proration shall be made on the basis of the most recent tax information available at the Close of Escrow and the parties shall make appropriate corrections promptly when accurate information becomes available.  Any corrected adjustment or prorations shall be paid in cash to the party entitled thereto.

12.           Transfers and Assignments.  Buyer shall have the right to assign this Agreement to a corporation, joint venture, partnership, limited liability company or other similar entity, provided that Buyer and/or its principals (including trusts of which the principals are trustors or settlors) has or have at least a fifty percent (50%) interest in said entity.  Any assignment permitted under this section shall not release Buyer of its obligations hereunder, and the assignee or nominee under this Agreement shall assume all obligations of Buyer and agree to execute all documents and to perform all obligations imposed on Buyer as if the assignee or nominee was the original buyer under this Agreement.  Except as expressly set forth above, Buyer shall not transfer or assign this Agreement or any of Buyer’s rights or obligations hereunder without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion.  Any such transfer or assignment made without Seller’s prior written consent, if required hereunder, shall be void and of no force and effect.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties.

13.           Merger.

(a)           Title.  All obligations, representations and warranties, express or implied, of Seller in connection with the state of title to the Property shall merge in the Grant Deed delivered to Buyer at the Close of Escrow.  Upon acceptance of title to the Property, Buyer expressly waives any right of rescission and all claims for damages by reason of any obligation, representation, warranty, promise or agreement pertaining to the state of title to the Property.  By accepting title to the Property, Buyer agrees to rely upon its policy of title insurance and shall look solely to the title insurer of the Property in the event of any claims concerning defects in or other matters affecting title to the Property which are covered by such policy.

(b)             Merger of Obligations.  Unless expressly provided otherwise in this Agreement, all obligations of Seller under this Agreement shall merge in and shall not survive delivery of the Grant Deed to Buyer.

14.           Broker’s Commission.  The parties acknowledge that Colliers International (“Seller’s Broker”) exclusively represents Seller and BT Commercial (“Buyer’s Broker”) exclusively represents Buyer in this transaction.  Upon the Close of Escrow, Seller shall pay a real estate brokerage commission to Seller’s Broker in connection with this transaction pursuant to a separate agreement and Buyer shall pay a real estate brokerage commission to Buyer’s Broker pursuant to a separate agreement.  Except with respect to Seller’s Broker and Buyer’s Broker, each party represents and warrants to the other party that it has not dealt with, nor does such representing party have any knowledge of, any persons, firms or entities which would be entitled to a broker’s commission, finder’s fee or the like in connection with the transactions contemplated by this Agreement.  In the event any warranty or representation made by a party in

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this Section 14 proves to be false, such party shall indemnify, defend and hold the other party harmless with respect to any claims, losses, costs, liabilities and other expenses (including attorneys’ fees) which the other party may incur as a result of such breach or misrepresentation.  The foregoing obligation shall survive the Close of Escrow.

15.           Remedies.

(a)           Liquidated Damages.  BUYER RECOGNIZES THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET DURING THE EXISTENCE OF THIS AGREEMENT.  BUYER ACKNOWLEDGES THAT IF IT DEFAULTS IN ITS PERFORMANCE HEREUNDER PRIOR TO OR AT THE CLOSE OF ESCROW, SELLER SHALL BE ENTITLED TO COMPENSATION FOR THE DETRIMENT RESULTING FROM THE REMOVAL OF THE PROPERTY FROM THE MARKET.  THE PARTIES HERETO AGREE THAT THE DAMAGES THAT SELLER SHALL SUSTAIN AS A RESULT OF SUCH BREACH WILL BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN.  THEREFORE, THE PARTIES AGREE THAT IF THE CLOSE OF ESCROW FAILS TO OCCUR AS A RESULT OF A BREACH BY BUYER OF ITS OBLIGATIONS HEREUNDER, SELLER SHALL BE ENTITLED TO RETAIN OR RECOVER THE SUM OF THE INITIAL DEPOSIT AND ADDITIONAL DEPOSIT (i.e., THREE HUNDRED THOUSAND DOLLARS ($300,000.00)) AS ITS EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, FOR BREACH OF BUYER’S COVENANT TO PURCHASE THE PROPERTY (BUT NOT FOR BREACH OF THE MATTERS SET FORTH IN THE FOLLOWING SENTENCE), AND SAID SUM SHALL BE PAID AND RECEIVED AS LIQUIDATED DAMAGES AND NOT AS A PENALTY.  EXCEPT WITH RESPECT TO BUYER’S BREACH OF ANY INDEMNITY OBLIGATION OR ANY OTHER OBLIGATION OF BUYER HEREUNDER (OTHER THAN THE COVENANT TO PURCHASE THE PROPERTY) WHICH SURVIVES THE CLOSE OF ESCROW (WHICH BREACH SHALL ENTITLE SELLER TO SEEK ANY AND ALL REMEDIES AVAILABLE AT LAW AND IN EQUITY AND FOR WHICH BREACH THIS SECTION 15 SHALL NOT APPLY), BOTH PARTIES ACKNOWLEDGE AND AGREE THAT SAID AMOUNT IS PRESENTLY A REASONABLE ESTIMATE OF SELLER’S DAMAGES IN THE EVENT OF BUYER’S BREACH OF ITS OBLIGATION TO PURCHASE THE PROPERTY CONSIDERING ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, INCLUDING THE RELATIONSHIP OF THE SUM TO THE RANGE OF HARM TO SELLER THAT REASONABLY COULD BE ANTICIPATED AND THE ANTICIPATION THAT PROOF OF ACTUAL DAMAGES WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT.  BY INITIALING THIS SECTION BELOW, THE PARTIES HERETO SIGNIFY THEIR APPROVAL AND CONSENT TO THE TERMS OF THIS SECTION.

Seller’s Initials	Buyer’s Initials

(b)           Buyer’s Remedies.  If the Close of Escrow does not occur because of an uncured material default by Seller under this Agreement at the Close of Escrow, Buyer’s sole and exclusive remedies shall be to either (i) terminate this Agreement by delivery of notice of

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termination to Seller, whereupon Seller shall return to Buyer the Initial Deposit and Additional Deposit or (ii) continue this Agreement pending Buyer’s action for specific performance.

16.           General Provisions.

(a)           Notices.  Any notice, request, demand, consent, approval or other communication required or permitted hereunder or by law shall be in writing and shall be deemed duly given (i) when personally delivered, (ii) sent by overnight courier providing evidence of receipt of delivery, or (iii) by United States mail, registered or certified mail, postage prepaid, return receipt requested, to the addresses set forth below or to such other address of which the parties are subsequently notified in writing:

Seller:	BACCARAT SILICON INC.
C/o Integrated Device Technology, Inc.
2975 Stender Way
Santa Clara, California 95054
	Attn:	James L. Laufman, Esq.
General Counsel

With a copy to:	Berliner Cohen
10 Almaden Boulevard, Eleventh Floor
San Jose, California 95113
	Attn:	Steven J. Casad, Esq.

Buyer:	Dan Caputo Co.
1530-A Parkmoor Avenue
San Jose, CA 95128-2406
	Attn:	Mr. Phil Rolla

With a copy to:	Hefner, Stark and Marois, LLP
2150 River Plaza Drive, Suite 450
Sacramento, CA 95833
	Attn:	Joel S. Levy, Esq.

Notices shall be deemed delivered upon receipt.  Any party may change its address for notice by giving written notice of such change to the other party.

(b)           Legal Fees.  In the event either party brings an action or suit against the other party by reason of any breach of any of the covenants or agreements on the part of the other party arising out of this Agreement, then, in that event, the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to have and recover of and from the other party all reasonable costs and expenses of suit, including reasonable attorneys’ fees.

(c)           Waiver of Jury Trial.  Buyer and Seller each acknowledge and agree that any controversy which may arise under this Agreement would be based upon difficult and

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complex issues, and therefore, Buyer and Seller each hereby waive any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement and agree that any such action or proceeding shall be tried in a court of competent jurisdiction by a judge and not by a jury.

(d)           Survival of Indemnities.  Buyer’s indemnity obligation under Sections 7(e) and 14 of this Agreement shall survive the recordation of the Grant Deed at the Close of Escrow.  Seller’s indemnity obligations under Section 14 hereof shall survive the recordation of the Grant Deed at the Close of Escrow.

(e)           Required Actions of Buyer and Seller.  Buyer and Seller agree to execute such instruments and documents and to diligently undertake such actions as may be reasonably required in order to consummate the purchase and sale herein contemplated and shall use their diligent efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

(f)            Time of Essence.  Time is of the essence of each and every term, condition, obligation, and provision hereof.

(g)           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, together, shall constitute one and the same instrument.

(h)           Captions.  Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

(i)            No Obligations to Third Parties.  Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

(j)            Exhibits.  The Exhibits attached hereto are hereby incorporated herein by this reference.

(k)           Amendment to this Agreement.  The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto.

(l)            Waiver.  The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereto.

(m)          Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.

(n)           Fees and Other Expenses.  Except as otherwise provided herein, each of the parties shall pay its own fees and expenses in connection with this Agreement.

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(o)           Severability.  If any provision of this Agreement is, or hereinafter is adjudged to be, for any reason void, unenforceable, or invalid, it is the specific intent of the parties that the remainder hereof shall be and remain in full force and effect.

(p)           Entire Agreement.  This Agreement supersedes any prior agreement, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof.  No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent, or representative of either party shall be of any effect unless it is in writing and executed by the party to be bound thereby.

(q)           Applications.  Buyer intends to apply for and process applications for permits and other governmental approvals that may be required for Buyer to construct tenant improvements in the Building after the Close of Escrow.  Seller agrees to cooperate with Buyer, at no cost to Seller, by executing as the owner of the Property such applications as may be reasonably necessary for Buyer to construct such tenant improvements; provided, however, in no event shall any such permits or other governmental approvals be finalized or be binding upon the Property until after the Close of Escrow.  Buyer shall keep Seller informed of the progress of its applications for such permits and governmental approvals.  In no event shall Seller’s execution of applications for permits or other governmental approvals for Buyer’s tenant improvements constitute a representation or warranty by Seller of the accuracy or completeness of Buyer’s improvement plans, the absence of design defects or flaws therein, or compliance with applicable statutes, laws and ordinances and Buyer shall indemnify, defend and hold Buyer harmless from any claims made against Seller arising out of the improvements that are the subject of the applications for permits or other governmental approvals executed by Seller.

17.           Damages and Destruction.  If, prior to Close of Escrow, the Property is damaged by a casualty which is not caused by the negligence or activities of Buyer or Buyer’s Parties on the Property and which casualty results in a loss that exceeds Two Hundred Fifty Thousand Dollars ($250,000), and if, in any such case, the damage is not repaired by the Closing Date, then Buyer, at its option, may elect, within five (5) days after the date of such casualty, to terminate this Agreement, in which case the Deposit shall be returned to Buyer, and neither party shall have any further obligation hereunder except for the indemnities in Section 7(e) and 14; or (ii) proceed with the Close of Escrow, in which case Seller shall assign to Buyer at the Close of Escrow all proceeds of insurance paid or payable with respect to the casualty, without any reduction in the Purchase Price.

IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first above written.

“SELLER”

BACCARAT SILICON INC., a California corporation

By:

Its:

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“BUYER”

DAN CAPUTO CO., a California corporation

By:

Its:

By:

Its:

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EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

Lot 5, as shown on the map entitled, “Tract No. 922, Unit No. 1 Salinas Airport Business Center, filed for record May 6, 1981 in Volume 14 of “Cities and Towns,” at page 57, Monterey County Records.

Assessors Parcel No. 003 863 007

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EXHIBIT ”B”

LEASE AGREEMENT

THIS LEASE AGREEMENT (“Lease”) is made as of this                   (       ) day of               , 2003, by and between 1566 MOFFETT LLC, a California limited liability company (“Landlord”), and INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation (“Tenant”).

WITNESSETH:

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain premises consisting of the entire second floor, as shown on the floor plan attached hereto as Exhibit “A-1”, and those portions of the first floor not included in Landlord’s “Construction Areas” (as defined in Section 5), as shown on the floor plan attached hereto as Exhibit “A-2” (collectively “Premises”) of that certain building located at 1566 Moffett Street, Salinas, California (“Building”).  As used herein, the term “Project” shall mean the Building, consisting of approximately ninety-eight thousand sixty (98,060) square feet, the land upon which the Building is situated and any and all other improvements, fixtures and equipment now or hereafter situated on such land. The parties acknowledge that Tenant is leasing the Premises from Landlord following the sale of the Project by Tenant’s affiliate, Baccarat Silicon Inc. to Landlord, while new facilities for the operation of Tenant’s business are constructed on real property in the vicinity of the Project.  Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, upon the following terms and conditions:

1.             Use.  Tenant shall use the Premises for office, testing, laboratory, warehouse, sales and marketing or other related uses allowed by the City of Salinas.

2.             Term.  The term (“Lease Term”) shall commence on the date that a grant deed for the Project executed by Baccarat Silicon Inc. in favor of Landlord is recorded in the Official Records of Monterey County, California (“Commencement Date”) and end, unless sooner terminated, on January 31, 2004 (“Expiration Date”), subject to extension in accordance with the following sentence.  Tenant shall have the right to extend the Lease Term for three (3) consecutive one month periods (i.e., February 1 to February 29, 2004, March 1 to March 31, 2004, and April 1 to April 30, 2004; each such period, an “Extension”), by delivering written notice of such Extension to Landlord not less than thirty (30) days prior to the effective date of such Extension.

3.             Possession.  The parties acknowledge that Tenant is in possession of the Premises as of the Commencement Date.

4.             Monthly Rent.

(a)           Basic Rent.  Tenant shall pay to Landlord monthly installments of basic rent for the Premises in the amount of Twenty-one Thousand Four Hundred Fifty Dollars ($21,450) per month.  If Tenant exercises its right to extend the Lease Term for one or more Extensions, basic rent for the first Extension shall be Thirty-two Thousand One Hundred Seventy-five Dollars ($32,175), basic rent for the second Extension shall be Forty-two Thousand Nine Hundred Dollars ($42,900) and basic rent for the third Extension shall be Fifty-three Thousand Six Hundred Twenty-five Dollars ($53,625).  Basic rent shall be paid in advance, on or before the first day of each and every calendar month of the Lease Term.  Notwithstanding the foregoing, Tenant shall pay the basic rent for the first month of the Lease on the

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Commencement Date.  If the Commencement Date is not the first day of a calendar month, then the first monthly installment of base rent shall be prorated at the rate of 1/30th of the monthly basic rent per day.

(b)           Common Area Charges.  In addition to the above basic rent and as additional rent, Tenant shall pay to Landlord the sum of Thirty-six Thousand Nine Hundred Twelve Dollars ($36,912.00) on or before the first day of the first (1st) full calendar month of the Lease Term and on the first day of each and every successive calendar month, said sum representing Tenant’s payment of “common area charges”. Payment of common area charges for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly payment of common area charges per day.  If Tenant vacates the Premises in its entirety prior to the expiration of the Lease Term, then Tenant shall have no further obligation for payment of common area charges for the remainder of the Lease Term, the common area charge for the calendar month in which Tenant vacates the Premises shall be prorated as specified above, and Landlord shall return to Tenant any prorated portion of such common area charge applicable to the portion of such calendar month after the date of such vacation.  As used in this Lease, “common area charges” shall mean Tenant’s contribution to the costs incurred by Landlord under Paragraphs 9 (Maintenance and Repair), 11 (Insurance), 12 (Utilities), 13 (Taxes) and 15 (Common area maintenance).  Landlord and Tenant agree and acknowledge that the common area charges are a reasonable estimate of Tenant’s anticipated share of the common area charges that will be incurred by Tenant on a monthly basis under this Lease, and that such monthly amount shall be binding on the parties.  Subject to Section 12, Tenant’s sole obligation with respect to such common area charges shall be payment of the monthly common area charge set forth in this Paragraph 4(b), and Tenant shall have no further obligation with respect to such charges, even if the actual common area charges incurred by Landlord are higher or lower than the monthly amount set forth in this Paragraph 4(b).

(c)           Manner and Place of Payment.  All payments of basic rent and common area charges shall be paid to Landlord, without demand, deduction or offset, in lawful money of the United States of America, at 1530-A Parkmoor Avenue, San Jose, California 95128-2406, or to such other person or place as Landlord may from time to time designate in writing.

5.             Relocation of Premises; Renovation Work.  The parties acknowledge that as of the Commencement Date, Tenant’s operations and personnel will be located throughout the first floor of the Building, including portions of the first floor located within the Construction Areas.  Within fifteen (15) days after the Commencement Date, Tenant shall relocate its operations and personnel in the Construction Areas into the Premises at Tenant’s sole cost and expense.  The parties further acknowledge that after the Commencement Date, Landlord intends to perform the renovation work more particularly described on Exhibit “B” attached hereto (“Renovation Work”) in those areas of the first floor of the Building (“Construction Areas”) delineated on the floor plan attached hereto as Exhibit “A-2” (“Construction Plan”).  All Renovation Work shall be performed in a manner that will not unreasonably disturb or interfere with Tenant’s operations and personnel in the Building.  Landlord shall use diligent efforts to minimize any dust, noise, vibrations and other disturbances from the Renovation Work.  In no event shall Tenant be required to move any furniture, equipment or personal property within the Premises for the Renovation Work, except Tenant shall move furniture, fixtures and equipment in the Construction Areas into the Premises.  During the Renovation Work, all areas of the Building not included in the Construction Areas shall be reasonably undisturbed and remain clean and safe in their current condition, including, without limitation, all Building entrances and corridors not included in the Construction Areas, elevators, all stairways to and from the second floor, and the break room and restrooms on the first floor of the Building.  Tenant understands and agrees that Landlord may, prior to the end of the Lease Term, place another tenant or tenants in possession of the portions of the Building comprising the Construction Areas (or any part thereof) upon completion of all or part of the Renovation Work; provided, however, Landlord hereby agrees and acknowledges that no such delivery of possession shall occur unless and until Landlord shall have erected and installed, at

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Landlord’s sole cost and expense, any demising walls and/or partitions reasonably necessary to maintain the security of the Premises and to prevent entry into the Premises by unauthorized persons.  Subject to causes or events beyond Landlord’s reasonable control, Landlord shall at all times during the Renovation Work maintain utility service and heating, ventilating and air conditioning to the Premises during Tenant’s regular working hours.  Any disruption to the utility service and heating, air conditioning and ventilating resulting from the Renovation Work shall occur outside of Tenant’s regular working hours and only with the prior written permission of Tenant’s Facilities Support Manager.  All of Tenant’s existing voice, data and alarm cabling shall remain undisturbed until Tenant vacates the Premises.  Landlord’s construction personnel shall enter and exit the Building at locations reasonably designated by Tenant and shall not enter the Premises without prior written consent from, and arrangement with, Tenant’s on-site Facilities Support Manager.

6.             Restriction on Use. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project.  Tenant shall not do anything in the Premises that will cause damage to the Building.  No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or the Project except in trash containers designated for that purpose by Landlord, or where otherwise designated by Landlord; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system.  No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the Building.

7.             Compliance with Laws.  Tenant shall, in connection with its use and occupancy of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements of federal, state, county, municipal and other governmental authorities, now or hereafter in effect, which shall impose any duty upon Tenant with respect to the use or occupancy of the Premises, (ii) the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that nonobservance and/or noncompliance shall not be deemed a breach of these provisions if Tenant, immediately upon notification, commences, at Tenant’s sole cost and expense, to remedy or rectify such nonobservance and/or noncompliance.  In no event shall Tenant be required to make any alterations or additions to the Premises in order to cause the same to comply with applicable laws, statutes, ordinances or governmental rules and regulations.

8.             Alterations.  Tenant shall not make, or cause or allow to be made, any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as “alterations”) without (i) the prior written consent of Landlord, (ii) a valid building permit issued by the appropriate governmental authority and (iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction and with the rules, regulations and requirements of any board of fire underwriters or similar body.  Any alterations made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord.  If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord’s written approval of any contractor or person selected by Tenant for that purpose, and the same shall be made at such time and in such manner as Landlord may from time to time designate.  Upon the expiration or sooner termination of the Lease Term, Landlord may, at its sole option, require Tenant, at Tenant’s sole cost and expense, to promptly both remove any such alteration made by Tenant during the Lease Term and designated by Landlord to be removed and repair any damage to the Premises caused by such removal, and restore the Premises to the condition that existed prior to such alteration.  If during the Lease Term any alteration, addition or change of the Premises is required by law, regulation, ordinance or order of any public authority, Landlord, at its sole cost and expense, shall promptly make the same.

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9.             Repair and Maintenance.  Tenant hereby agrees that the Premises shall be taken in “as-is” condition, “with all faults,” “without representation or warranties.”  Except as expressly provided below, Tenant shall at its sole cost keep and maintain in good condition and repair the interior of the Premises including, without limitation, the interior windows, doors and all door hardware, the interior walls and partitions. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted.  Tenant agrees to repair in a workmanlike and professional manner any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partitions or permanent improvements or additions, including, without limitation thereto, patching the floor and walls, at Tenant’s sole cost and expense.  Subject to the provisions of Section 17, Landlord shall keep and maintain the roof, structural elements, heating, ventilating and air conditioning, lighting, electrical, plumbing, mechanical and life-safety systems, the Building entrances, those portions of the Building outside of the Premises, the exterior walls of the Building and the Common Area in good order and repair.  Tenant waives all rights under and benefits of California Civil Code Sections 1932(1), 1941, and 1942 and under any similar law, statute or ordinance now or hereafter in effect.  The cost of the repairs and maintenance which are the obligation of Landlord hereunder, including without limitation, maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance shall be a common area charge.

10.           Liens.  Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors.  Should any such lien be recorded against the Project, Tenant shall give immediate notice of such lien to Landlord.  In the event that Tenant shall not, within fifteen (15) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien.  All sums paid by Landlord for such purpose, and all expenses (including attorneys’ fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum.  Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Building and any other party having an interest therein, from mechanics’ and materialmen’s liens and like liens.  Tenant shall give Landlord at least fifteen (15) days prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices.

11.           Insurance.  Tenant, at its sole cost and expense, shall keep in force during the Lease Term (i) commercial general liability and property damage insurance with a combined single limit of at least $2,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insureds with respect to the Premises or arising out of Tenant’s maintenance, use or occupancy of the Premises and all areas appurtenant thereto, and (ii) Worker’s Compensation Insurance as required by law.  Tenant’s commercial general liability insurance shall be endorsed to provide that said insurance shall not be canceled or reduced except upon at least thirty (30) days prior written notice to Landlord.  Further, Tenant’s commercial general liability insurance shall be primary and shall be endorsed to provide that Landlord and any of its partners, members, officers, directors and employees and such other persons or entities as directed from time to time by Landlord shall be named as additional insureds.  The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in Section 18 of this Lease. Such policy shall be endorsed to agree that Tenant’s policy is primary and that any insurance covered by Landlord is excess and not contributing with any insurance requirement hereunder.  Any insurance carried by Landlord or any of the additional insureds named on Tenant’s insurance policies shall be excess and

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noncontributing with the insurance so provided by Tenant.  Tenant shall, prior to the Commencement Date, provide Landlord with a completed Certificate of Insurance attaching thereto copies of all endorsements required to be provided by Tenant under this Lease.

Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Building, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of “all risk” insurance, with increased cost of reconstruction and contingent liability (including demolition).  The cost of the foregoing insurance purchased by Landlord shall be a common area charge.

Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Building, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties.  Any policy or policies of fire, extended or similar casualty insurance which either party obtains in connection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent any rights have been waived by the insured prior the occurrence of injury or loss.

12.           Utilities and Service.  Landlord and Tenant acknowledge that the monthly common area charge paid by Tenant under Paragraph 4(b) above includes Tenant’s payment of its percentage share of the cost of all water, gas, light, heat, power, electricity, trash pickup, sewer charges and all other services supplied to or consumed on the Premises.  Notwithstanding the foregoing, if the utility bills for gas and/or electricity for the Building exceed one hundred ten percent (110%) of the average amount of the utility costs paid by Tenant for the six (6) months prior to the Commencement Date, then in addition to the monthly payment made by Tenant under Section 4(b), Tenant shall pay to Landlord its proportionate share of the increase in such utility costs, within fifteen (15) days after Tenant’s receipt of Landlord’s invoice therefor.  Similarly, if the utility bills for gas and/or electricity for the Building are less than ninety percent (90%) of the average amount of the utility costs paid by Tenant for the six (6) months prior to the Commencement Date, then Landlord shall reimburse Tenant its proportionate share of the decrease in such utility costs, within fifteen (15) days after Landlord’s receipt of the utility invoice showing such decreased cost.  Tenant shall arrange for its own telephone service and pay its telephone bills directly.  Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of, the failure of any person or entity to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations or other governmental actions, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

13.           Taxes and Other Charges.  Landlord and Tenant acknowledge that the monthly common area charge paid by Tenant under Paragraph 4(b) includes Tenant’s payment of its percentage share of all real estate taxes and assessments and other taxes, fees and charges which are levied, assessed or imposed upon Landlord and/or against the Premises, Common Area or Project, or any part thereof by any federal, state, county, regional, municipal or other governmental or quasi-public authority (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, and premium taxes).  Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the Lease Term upon Tenant’s equipment, furniture, fixtures and other personal property located in the Premises.  If any of Tenant’s personal property shall be assessed with the Building, Tenant shall pay to Landlord, as additional rent, the amount attributable to Tenant’s personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant’s personal property.

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14.           Entry by Landlord.  Landlord reserves, and shall have the right, upon at least twenty-four (24) hours prior notice and compliance with Tenant’s security procedures including escort by a Tenant employee, except in an emergency, to enter the Premises (i) to inspect the Premises, (ii) to supply services or make repairs required to be provided or made by Landlord hereunder, and (iii) to post notices required or allowed by this Lease or by law.  Landlord shall use reasonable efforts to minimize any interference with Tenant’s use or occupancy of the Premises during any such entry.

15.           Common Area; Parking.  Subject to the terms and conditions of this Lease, Tenant and Tenant’s employees and invitees shall have the nonexclusive right to use the driveways, sidewalks and parking areas of the Project, the Building entrances, interior corridors, stairways and elevators in the Building providing access to the Premises, the first-floor breakroom and restrooms, and the refuse disposal areas.  The foregoing areas, as well as the roof (provided, however, Tenant shall in no event have access to the roof), Building exterior and Project landscaping are referred to herein as “Common Area.”

Tenant shall have the nonexclusive use of the parking spaces in the Common Area.  Tenant shall not at any time park or permit the parking of Tenant’s trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant’s vehicles or trucks, or the vehicles or trucks of Tenant’s suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant.  Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area.

Landlord shall operate, manage and maintain the Common Area in a manner that is at least consistent with the operation, management and maintenance of the Common Area prior to the Commencement Date.  The cost of such maintenance, operation and management of the Common Area, including maintenance of landscaping, maintenance and cleaning of parking lots and sidewalks, interior corridors, stairways and elevators in the Building and the first-floor breakroom, shall be a common area charge.

16.           Intentionally Omitted.

17.           Damage by Fire; Casualty.  In the event the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained by Landlord pursuant to Section 11, Landlord shall be entitled to the use of all insurance proceeds and, subject to this Section 17 below, shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to Section 11, Landlord may, at Landlord’s option, either (i) repair such damage, at Landlord’s expense, as soon as reasonably possible, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord’s intention to cancel and terminate this Lease as of the date of the occurrence of the damage.  Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant’s personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.  If the Premises are totally destroyed during the Lease Term from any cause, whether or not covered by the insurance required under Section 11, this Lease shall automatically terminate as of the date of such total destruction. Notwithstanding the foregoing, if the Premises are damaged by any casualty and cannot be restored within thirty (30) days after the date of such damage, Tenant shall have the right to terminate this Lease effective as of the date of such damage by giving written notice of such termination to Landlord within thirty (30) days after the date of such damage.

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If the Premises are partially or totally destroyed or damaged and Landlord repairs them pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the square footage of the Premises rendered untenantable to Tenant by such damage or destruction.  Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration.  The parties waive the provisions of California Civil Code sections 1932(2) and 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this Section 17 shall govern in the event of such destruction.

18.           Indemnification.  Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord harmless from and against any claim, liability, loss, damage or expense (including attorneys’ fees) arising from (i) Tenant’s breach of its obligations under this Lease, (ii) Tenant’s use of the Premises during the Lease Term, or (iii) any act, neglect, fault or omission of Tenant or its agents or employees.

Landlord shall indemnify, defend (with counsel reasonably acceptable to Tenant) and hold Tenant harmless from and against any claim, liability, loss, damage or expense (including attorneys’ fees) arising (i) from Landlord’s breach of its obligations under this Lease, and (ii) from any act, neglect, fault or omission of Landlord, or its agents, contractors or employees.        The provisions of this Section 18 shall survive the expiration or earlier termination of this Lease.

19.           Assignment and Subletting.  Tenant shall not voluntarily assign, encumber or otherwise transfer its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord’s written consent (which consent shall not be unreasonably withheld).  Any assignment, encumbrance or sublease without Landlord’s consent, shall constitute a default.  Notwithstanding the foregoing, Tenant may assign the Lease or sublet the Premises to an “Affiliate” of Tenant without Landlord’s prior written consent, but with prior written notice to Landlord.  As used herein, an “Affiliate” shall mean any person or entity, controlled by, controlling or under common control with Tenant

20.           Default.  The occurrence of any of the following shall constitute a default by Tenant:

(i)            the vacating or abandonment of the Premises by Tenant; provided, however, Tenant shall not be in default if Tenant has vacated the Premises so long as Tenant continues to pay Basic Rent and common area charges and otherwise perform the obligations of Tenant under this Lease;

(ii)           failure of Tenant to pay any rent or any other sum payable under this Lease within five (5) days after Tenant’s receipt of written notice from Landlord that the same is due;

(iii)          failure of Tenant to observe or perform any other term, covenant or condition of this Lease if the failure to observe or perform is not cured within twenty (20) days after notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within twenty (20) days, Tenant shall not be in default and shall have such additional time as may be reasonably necessary to cure such failure to observe or perform so long as Tenant commences to cure such failure to observe or perform within the twenty (20) day period and diligently and in good faith continues to cure the failure to observe or perform);

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(iv)          the making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within fifteen (15) days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within fifteen (15) days; and

(v)           Provided Landlord gives Tenant written notice at least five (5) days’ prior to the expiration of Tenant’s existing insurance policy, Tenant’s failure, prior to the expiration date of any insurance policy required to be maintained by Tenant pursuant to this Lease, to furnish Landlord with renewals or binders with respect to such insurance policies.

In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right either to terminate Tenant’s right to possession of the Premises (and thereby terminate this Lease) or, from time to time and without termination of this Lease, to relet the Premises or any part thereof for the account and in the name of Tenant for such term and on such terms and conditions as Landlord in its sole discretion may deem advisable.  Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and shall have all the rights and remedies of a landlord provided by California Civil Code Section 1951.2 or any successor code section.  Upon such termination, in addition to all its other rights and remedies, Landlord shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom.  The “worth at the time of award” of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of twelve percent (12%) per annum.  The “worth at the time of award” of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one percent (1%).  Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.  In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places that Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant.

21.           Eminent Domain.  If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance.  Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease.  Notwithstanding the foregoing, Tenant shall be entitled to any compensation for depreciation to and cost of removal of Tenant’s equipment and fixtures and any compensation for its relocation expenses necessitated

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by such taking, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor.  Each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure (which section allows either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises).

In the event of a partial taking, or conveyance in lieu thereof, of the Premises, then Tenant may terminate this Lease as of the date of such taking if Tenant determines that the remaining portion of the Premises is not satisfactory for Tenant’s use.  Any election by Tenant to so terminate shall be by written notice given to Landlord within thirty (30) days from the date of such taking or conveyance.  If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this Lease as provided above, then this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

22.           Notice and Covenant to Surrender.  On the expiration or earlier termination of the Lease Term, Tenant shall surrender to Landlord the Premises in the condition existing as of the Commencement Date (normal wear and tear excepted).  On or prior to the expiration of the Lease Term, Tenant shall, at Tenant’s sole cost and expense, remove all of Tenant’s personal property, furniture, equipment and trade fixtures from the Premises and repair any damage caused by such removal.  Any personal property not removed shall be deemed abandoned.

23.           Holding Over.  Any holding over after the expiration or termination of this Lease with the written consent of Landlord shall be construed to be a tenancy from month to month at a monthly rent equal to the basic rental in effect for the last Extension exercised by Tenant.  All provisions of this Lease, except those pertaining to the term and any Extension, shall apply to the month to month tenancy.

24.           Certificate of Estoppel.  Tenant shall, within fifteen (15) calendar days after request therefor, execute and deliver to Landlord, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications.  The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, and shall include such other items as Landlord may reasonably request.  Failure to deliver such certificate within such time shall constitute a conclusive acknowledgment by Tenant that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate.  Any such certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or Project.

25.           Attorneys’ Fees.  If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, attorneys’ fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

26.           Waiver.  No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver.  The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due.  Landlord’s consent to or approval of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any subsequent act by

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Tenant.  Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

27.           Notices.  All notices, demands, requests, consents and other communications which may be given or are required to be given by either party to the other shall be in writing and shall be sufficiently made and delivered if personally served or if sent by United States first class mail, postage prepaid.  All such communications from Landlord to Tenant shall be served or addressed to Tenant at Integrated Device Technology, Inc., 2975 Stender Way, Santa Clara, CA 95054, Attn:  James L. Laufman, Esq., General Counsel.  All such communications by Tenant to Landlord shall be sent to Landlord at its offices at 1530-A Parkmoor Avenue, San Jose, California 95128-2406.  Either party may change its address by notifying the other of such change. Each such communication shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

28.           Governing Law; Severability.  This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California.  If any provision of this Lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

29.           Interest on Past Due Obligations; Late Charge.  Any amount due from one party to the other party hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by such delinquent party.  In addition, Tenant acknowledges that late payment by Tenant to Landlord of basic rent or common area charges or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix.  Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises.  Therefore, if any such payment due from Tenant is not received by Landlord within five (5) days after Tenant’s receipt of written notice from Landlord that such payment is due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge.  The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant.

30.           Entire Agreement.  This Lease, including any exhibits and attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.  Landlord and Tenant agree that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

31.           Corporate Authority.  Each party represents and warrants to the other that this Lease has been duly authorized by such party, and that upon execution and delivery to the other party, shall constitute a valid and binding obligation of such party.

32.           Real Estate Brokers.  Tenant shall not be responsible for payment of any leasing commissions or fees arising out of this Lease.  Each party shall indemnify and hold harmless the other party from all damage, loss, liability and expense (including attorneys’ fees and related costs) arising out of or resulting from any claims for commissions or fees that may or have been asserted against the other party by any broker, finder or other person with whom Tenant or Landlord has or purportedly has dealt with in connection with the Premises and the negotiation and execution of this Lease.

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33.           Exhibits and Attachments.  All exhibits and attachments to this Lease are a part hereof.

34.           Environmental Matters.

(a)           Environmental Law Compliance.  During the Lease Term, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 34(c) below) applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws and Environmental Permits, and will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance.

(b)           Indemnity.  Tenant agrees to defend, indemnify and hold harmless Landlord from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages, costs and expenses (including attorneys’ and consultants’ fees and expenses) incurred by, imposed on or asserted against Landlord based on, or arising or resulting from the actual presence of Hazardous Materials in the Premises which is caused by Tenant during the Lease Term.

(c)           Definitions.  As used herein, the following terms shall have the following meanings:  “Hazardous Materials” means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure to which is regulated by any governmental authority.  “Environmental Law(s)” means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq.; the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; the Atomic Energy Act, 42 U.S.C. §§ 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.  “Environmental Permits” means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

35.           Signage.  Tenant shall not, without obtaining the prior written consent of Landlord, install or attach any new or additional sign or advertising material on any part of the outside of the Building.  Tenant may maintain any existing signs on the Building or Premises until the expiration of the Lease Term.

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IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease on the date first above written.

LANDLORD:

1566 MOFFETT LLC, a California limited liability company

By:

Its:

By:

Its:

TENANT:

INTEGRATED DEVICE TECHNOLOGY, INC. a Delaware corporation

By:

Its:

By:

Its:

12

EXHIBIT “A-1”

FLOOR PLAN OF SECOND FLOOR PREMISES

[To be attached]

`

1

EXHIBIT “A-2”

FLOOR PLAN OF FIRST FLOOR SHOWING CONSTRUCTION AREAS

[To be attached]

1

EXHIBIT “B”

RENOVATION WORK

The Renovation Work shall consist of the following work performed in the following Construction Areas as shown on the Construction Plan attached hereto as Exhibit “A-2”:

Area A.0-Warehouse Area

The work to be completed is heating, ventilating and air conditioning, new lighting, electrical distribution, voice data cabling, painting and flooring.

Area A.1-Area Around Laser Room

Landlord shall first construct a dust barrier around the laser room and adjacent HVAC equipment.  The barrier will be placed in such a manner as to allow Tenant’s staff access to the laser room from the corridor without having to enter the construction area.  The work to be performed in this area is demolition of the wall as shown on Exhibit “C”, removal of the existing T-bar ceiling, distribution from the existing HVAC system, new T-bar ceiling and lighting, electrical distribution, voice/data cabling, painting and flooring.

Area A.2-Vacant Offices

The work to be completed in this area is removal of the existing T-bar ceiling, lighting and flooring and subdivision of the area into six private offices complete with revised HVAC distribution, relocated fire sprinkler heads, new T-bar ceiling and lighting, voice/data cabling, painting and flooring.  All work will be confined to within the existing perimeter walls of the existing office areas.

Area D-Detached Building to Northwest of Main Building

The work to be completed in this area is the complete demolition of the building to slab surface.

Area E-Covered Breezeway adjacent to Area D

The work to be completed in this area is the construction of a dock high truck well with a dock high leveler for one full-sized truck and trailer.

1

EXHIBIT ”C”

GRANT DEED

Order No.

Escrow or Loan No.

RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO:

Dan Caputo Co.

Attn:	SPACE ABOVE THIS LINE FOR RECORDER’S USE

Mail Tax Statements to:	The undersigned grantor declares:

Documentary Transfer Tax is shown on a separate sheet attached to this deed and is not a part of the public record.

Attn:

A.P.N.  003-863-007

GRANT DEED

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

BACCARAT SILICON INC., a California corporation,

hereby GRANTS to DAN CAPUTO CO., a California corporation

that certain real property in the City of Salinas, County of Monterey, State of California, more particularly described as follows:  See Attachment 1

This Grant is made subject to all covenants, conditions, restrictions, exceptions, easements, rights-of-way, rights of access, agreements, reservations, encumbrances, liens and other matters of record; any matter which would be disclosed by accurate survey, investigation or inquiry; any tax, assessment or other governmental lien against the property; and subject to existing environmental conditions (if any) including conditions arising from past uses affecting the property.

BACCARAT SILICON INC., a California corporation

By:
Dated:
Its:

1

DO NOT RECORD

FILOR REQUESTS DO NOT RECORD STAMP VALUE

NOTE:  This Declaration is not a public record

Document #

DECLARATION OF TAX DUE:  SEPARATE PAPER:

(Revenue and Taxation Code 11932-11933)

DOCUMENTARY TRANSFER TAX IS $

☐            Computed on full value

☐            Computed on full value less liens or encumbrances remaining at the time of conveyance

APN:  003-863-007

Property located in:

☐            Unincorporated

☒            City of Salinas

CITY CONVEYANCE TAX IS $   N/A

Signature of party determining tax

Name (Typed or Printed)

2

STATE OF CALIFORNIA
	}	ss.
COUNTY OF

On                                   , before me,                                              , personally appeared                                    ,

  personally known to me —OR-  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

SIGNATURE OF NOTARY

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

INDIVIDUAL CORPORATE OFFICERS(S)

Title(s)

PARTNER(S)	LIMITED
GENERAL

ATTORNEY-IN-FACT TRUSTEE(S) GUARDIAN/CONSERVATOR OTHER:

SIGNER IS REPRESENTING:
Name of Person(s) or Entity(ies)

3

ATTACHMENT 1

LEGAL DESCRIPTION OF PROPERTY

Lot 5, as shown on the map entitled, “Tract No. 922, Unit No. 1 Salinas Airport Business Center, filed for record May 6, 1981 in Volume 14 of “Cities and Towns,” at page 57, Monterey County Records.

Assessors Parcel No. 003 863 007

4

EXHIBIT ”D”

Blanket Assignment and Bill of Sale

Reference is hereby made to that certain property located in the City of Salinas, County of Monterey, State of California and more particularly described on Exhibit A attached hereto and made a part hereof and the improvements located thereon and the rights, privileges and entitlements incident thereto (the “Property”).  For good and valuable consideration, receipt of which is hereby acknowledged, BACCARAT SILICON INC., a California corporation (“Seller”), hereby sells, transfers, assigns, conveys and delivers to DAN CAPUTO CO.,  a California corporation (“Buyer”) (i) all personal property owned by Seller located on and used exclusively in the use or operation of the Property, if any (“Personal Property”); (ii) all entitlements and other agreements relating to the development of Property; (iii) all plans, specifications, maps, drawings and other renderings relating to the improvements on the Property; (iv) all warranties, claims and any similar rights relating to and benefiting the Property; (v) all intangible rights and similar rights benefiting the Property; and (vi) all development rights benefiting the Property.

Any Personal Property is conveyed in its “as is with all faults” basis.  Buyer acknowledges that it has made its own inspection of the Personal Property and is not relying on any representation or warranty of any kind whatsoever, express or implied, from Seller as to any matters concerning the Personal Property, including, without limitation, any implied warranties of merchantability or fitness for a particular purpose.

BACCARAT SILICON INC.,
a California corporation

By:

Title:

1

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

Lot 5, as shown on the map entitled, “Tract No. 922, Unit No. 1 Salinas Airport Business Center, filed for record May 6, 1981 in Volume 14 of “Cities and Towns,” at page 57, Monterey County Records.

Assessors Parcel No. 003 863 007

2

EXHIBIT “E”

CERTIFICATION OF NON-FOREIGN STATUS

(Entity Transferor)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by BACCARAT SILICON INC., the undersigned hereby certifies the following on behalf of BACCARAT SILICON INC.:

1.             BACCARAT SILICON INC. is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.             BACCARAT SILICON INC.’s U.S. employer identification number is                                   ; and

3.             BACCARAT SILICON INC.’s office address is c/o Integrated Device Technology, Inc., 2975 Stender Way, Santa Clara, California 95054, Attn: James L. Laufman, Esq., General Counsel.

BACCARAT SILICON INC. understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of BACCARAT SILICON INC.

BACCARAT SILICON INC.,
a California corporation

Dated:	By:

Its:

1

EXHIBIT “F”

ASSIGNMENT AND ASSUMPTION OF DECLARATION OF COVENANTS, CONDITIONS
AND RESTRICTIONS

THIS ASSIGNMENT AND ASSUMPTION OF DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS (“Assignment”) is executed effective as of          , 2003 (the “Effective Date”) by and between BACCARAT SILICON INC., a California corporation (“Assignor”), and DAN CAPUTO CO., a California corporation (“Assignee”).

RECITALS

A.            Assignor is the owner of certain real property located in the City of Salinas, County of Monterey, State of California more particularly described in Exhibit A attached hereto (“Property”).  Pursuant to a grant deed of even date herewith, Assignor is conveying the Property to Assignee.

B.            The Property is subject to that certain Declaration of Covenants, Conditions and Restrictions dated as of September 13, 1982 and recorded on September 21, 1982 in Reel 1579, Page 142 in the Official Records of Monterey County, California (“Declaration”).

C.            In connection with the conveyance of the Property to Assignee, Assignor desires to assign to Assignee all of Assignor’s right, title, interest, duties and obligations under the Declaration with respect to the Property.

NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.             Assignor does hereby assign, transfer and convey to Assignee all of Assignor’s right, title, interest, duties and obligations in, to or under the Declaration with respect to the Property arising from and after the Effective Date.

2.             Assignee hereby accepts the foregoing assignment, and hereby assumes all of the right, title, interest, duties and obligations of Assignor in, to and under the Declaration with respect to the Property arising from and after the Effective Date.  Assignee hereby acknowledges the obligations of Assignor under the Declaration and agrees to be bound by the Declaration.

3.             This Assignment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In addition, counterpart signature pages may be (but shall not be required to be) annexed to one Assignment.  It is the intent hereof that when both parties have executed one or more counterparts, this Assignment shall be in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the dates set forth below, to be effective as of the Effective Date.

ASSIGNOR:

BACCARAT SILICON INC.,
a California corporation

By:

Its:

ASSIGNEE:

DAN CAPUTO CO., a
California corporation

By:

Its:

By:

Its:

EXHIBIT A

DESCRIPTION OF PROPERTY

Lot 5, as shown on the map entitled, “Tract No. 922, Unit No. 1 Salinas Airport Business Center, filed for record May 6, 1981 in Volume 14 of “Cities and Towns,” at page 57, Monterey County Records.

Assessors Parcel No. 003 863 007

EXHIBIT “G”

OPTION AGREEMENT

This Option Agreement (“Agreement”) is entered into as of this            day of August, 2003 (the “Effective Date”), by and between INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation (“Optionor”) and DAN CAPUTO CO., a California (“Optionee”).

Recitals

A.            Optionor is the owner of that certain unimproved real property located in the City of Salinas, County of Monterey, State of California, more particularly described in Exhibit A attached hereto and made a part hereof (the “Property”).

B.            Optionor desires to grant to Optionee and Optionee desires to receive from Optionor an option to purchase the Property subject to the terms and conditions set forth below.  Upon timely exercise of such option to purchase the Property as described below, the parties intend to effect the purchase and sale of the Property as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, each of the parties hereto agree as follows:

3.             Option.

(a)           Grant of Option.  Optionor hereby grants to Optionee the exclusive right to purchase the Property at the price and under the terms and conditions set forth herein (the “Option”).

(b)           Option Payment.  Concurrently with the execution of this Agreement, Optionee shall deliver to Escrow Holder (as defined in Section 5(b) below), together with a fully executed copy of this Agreement, the sum of Ten Thousand Dollars ($10,000.00) (the “Option Payment”) by wire transfer or a bank cashier’s check,, as consideration for the grant of the Option. Upon receipt of the Option Payment, Escrow Holder shall immediately release the Option Payment to Optionor.

(c)           Option Term.  The term of the Option (“Option Term”) shall commence on the Effective Date and expire on the date that is thirty (30) days after the Effective Date.  Optionee shall have the right to extend the Option Term for five (5) periods of thirty (30) days each (each such period, an “Option Term Extension”).  Optionee may extend the Option Term for an Option Term Extension by giving written notice to Optionor and Escrow Holder not later than two (2) business days prior to the expiration of the Option Term or then current Option Term Extension, and concurrently delivering into Escrow by wire transfer or a bank cashier’s check the amount of Ten Thousand Dollars ($10,000) (“Option Extension Payment”).  Upon receipt of an Option Extension Payment, Escrow Holder shall immediately release such payment to Optionor.  If Optionee fails to give written notice of an Option Term Extension and/or fails to concurrently deliver the Option Extension Payment into Escrow, the Option Term shall expire upon the expiration of the Option Term or then-current Option Term Extension.  If the Option

Term or any Option Term Extension shall expire on a Saturday, Sunday or legal holiday, then such expiration shall be extended to the next following business day.

(d)           Exercise of Option.  The Option shall be exercised by Optionee by written notice delivered to Optionor prior to the expiration of the Option Term or Option Term Extension, at the address set forth in Section 16(a) hereof or such other address as may be designated in writing by Optionor (“Exercise Notice”) and by delivery by Optionee to Escrow Holder concurrently therewith, by wire transfer or a bank cashier’s check, the amount of One Hundred Thousand Dollars ($100,000.00) (“Exercise Deposit”).  Upon receipt, Escrow Holder shall place the Exercise Deposit in an interest-bearing account with all interest accruing to Optionee.  The date upon which the Exercise Notice is delivered to Optionor shall be referred to in this Agreement as the “Exercise Date.”  Time is of the essence as to the exercise of the Option.

(e)           Automatic Termination; Release of Option.  If Optionee (i) fails to exercise the Option in strict accordance with the provisions hereof prior to the expiration of the Option Term or any Option Term Extension, (ii) fails to close escrow on the Property through no fault of Optionor following the timely exercise of the Option in accordance with the provisions hereof, (iii) fails to deliver written notice of an Option Term Extension and/or to concurrently deliver the Option Extension Payment on or before the time required hereunder, (iv) fails to deliver the Exercise Deposit to Escrow Holder on or before the date that such amount is due, or (v) is in breach or default of any of its obligations under this Agreement after any applicable notice and cure period, then (x) this Agreement and the rights of Optionee hereunder shall automatically and immediately terminate without notice, (y) each party shall be discharged of its obligations hereunder (except that Optionee’s indemnity obligations set forth in Sections 6(e) and 14 hereof shall survive the termination of this Agreement), and (z) Optionor shall be entitled to retain the Option Payment, any Option Extension Payments and the Exercise Deposit (if applicable).  Upon termination of this Option as described in this Section 1(e), Optionee agrees that it shall, within three (3) days following written demand by Optionor, execute, acknowledge (in recordable form) and deliver to Optionor a release of option or such other document as may be reasonably required by Optionor to verify the termination of this Agreement.

(f)            Nonrefundability of Option Payment; Application to Purchase Price. The Option Payment and each Option Extension Payment shall be non-refundable to Optionee (unless Escrow fails to close due to Optionor’s material default and Optionee makes the election set forth in Section 15(b)(i) below) and shall be applicable to the Purchase Price (as defined in Section 3) of the Property at the Close of Escrow.  The parties acknowledge and agree that the nonrefundable nature of the Option Payment and any Option Extension Payment is a bargained for term and condition of this Agreement, and is fair compensation to Optionor for the Option granted herein.

4.             Purchase and Sale of Property.  If Optionee exercises the Option within the Option Term or any Option Term Extension in accordance with Section 1(d), Optionor shall sell the Property to Optionee, and Optionee shall purchase the Property from Optionor, upon the terms and conditions hereinafter set forth. The Property shall include (i) said real property and (ii) all rights, privileges, and easements appurtenant to the Property, including, without limitation, all development rights, air rights, water, water rights, riparian rights and water stock relating to the Property, any rights of way or other appurtenances reflected in the public record and used in connection with the beneficial use and enjoyment of the Property, and all of Optionor’s right, title, and interest in and to all public roads and alleys adjoining or servicing the Property.

5.             Purchase Price.  Optionee shall pay One Million Six Hundred Eleven Thousand Seven Hundred Fourteen Dollars ($1,611,714) for the Property (“Purchase Price”).

6.             Payment of Purchase Price.  The Purchase Price for the Property shall be evidenced by and paid to Optionor as follows:

(a)           Application of Deposits.  The Option Payment, any Option Extension Payment and the Exercise Deposit and all interest accrued thereon shall be applied to the Purchase Price at the Close of Escrow.  The Exercise Deposit shall be nonrefundable, except as provided in Section 15(b) below.  If after exercise of the Option, Optionee fails to complete the purchase of the Property in accordance with this Agreement, then Optionor shall be entitled to retain the Exercise Deposit and all interest accrued thereon as liquidated damages pursuant to Section 14 hereof.

(b)           Purchase Price Balance.  On or before the Closing Date (as defined in Section 4(b) below), Optionee shall deposit with Escrow Holder cash in the amount of the Purchase Price, less the sum of the Option Payment, any Option Extension Payments and the Exercise Deposit.

7.             Escrow.

(a)           Escrow Holder.  Concurrently with the execution of this Agreement, the parties shall open an escrow (“Escrow”) with First American Title Company, whose address is 1737 North First Street, Suite 100, San Jose, California 95112, Attention: Dian Blair (408) 451-7800 (“Escrow Holder” or “Title Company”, as applicable) for purposes of consummating the transaction contemplated by this Agreement.  Concurrently with the opening of Escrow, the parties shall deliver to Escrow Holder a copy of this Agreement and instructions for the disposition of the Option Payment, any Option Extension Payments and the Exercise Deposit in accordance with the terms of this Agreement.  At least twenty-four (24) hours prior to the Close of Escrow, Optionor and Optionee shall each deliver to Escrow Holder written closing instructions and all executed documents, payments and funds necessary to complete the same in accordance with the terms hereof.

(b)           Close of Escrow.  The Close of Escrow for the purchase and sale of the Property shall occur on the first business day that is fifteen (15) calendar days after the date of Optionee’s exercise of the Option.  For purposes of this Agreement, the “Close of Escrow” or the “Closing Date” shall mean the date that the Grant Deed (as defined in Section 11(a)(i)) is recorded by Escrow Holder in the Official Records of Monterey County, California.

8.             Title.

(a)           Title Report.  Within seven (7) business days after the Effective Date, Optionor shall cause Escrow Holder to provide Optionee with a current preliminary title report for the Property (the “Title Report”) issued by Escrow Holder, together with copies of all related underlying documents.  Optionee shall acquire and accept title to the Property subject to any and all defects, liens, encumbrances and matters affecting the Property whether or not reflected in the public records (and whether or not apparent from an inspection of the land); all exceptions to title shown on the Title Report (including all preprinted exceptions) or that would be shown on any updated title report dated as of the Exercise Date; the lien of real property taxes and assessments not yet due and payable and supplemental taxes, if any; that certain Declaration of Covenants, Conditions and Restrictions executed by CC&F Salinas Properties, Inc. and Salinas Associates and recorded on September 21, 1982 on Reel 1579, page 142 in the Official Records of Monterey County, California (“CC&R’s”); any title exceptions arising or resulting from, or caused by Optionee in connection with, its inspection, use or contemplated improvement and development of the Property; and any and all matters which may be disclosed by any survey of the Property (collectively, the “Permitted Exceptions”).  Notwithstanding the foregoing, Optionor shall be obligated to remove any delinquent taxes or assessments, mechanics’ liens or monetary encumbrances placed by Optionor on the Property prior to the Close of Escrow.

(b)           Title Insurance.  Optionor shall pay the premium for a standard coverage CLTA owner’s policy of title insurance to be issued by Escrow Holder to Optionee with a liability limit equal to the Purchase Price, showing title to the Property vested in Optionee subject to the Permitted Exceptions (the “Owner’s Title Policy”).  In the event Optionee desires to obtain a standard coverage ALTA owner’s policy of title insurance, Optionee shall be responsible, at Optionee’s sole cost and expense, for obtaining an ALTA Survey of the Property, and the payment of the ALTA portion of the title policy premium.  Optionee shall pay, at Optionee’s sole cost and expense, the cost of any endorsements required by Optionee.  In no event shall the Close of Escrow be extended in order to permit Optionee to obtain a survey of the Property.  Optionee shall arrange with the Title Company for the issuance of a title insurance policy in form and content and with endorsements required by Optionee prior to exercise of the Option.

(c)           Further Encumbrance.  After Optionee’s exercise of the Option and prior to the Close of Escrow, Optionor shall not voluntarily create any additional title exceptions or further encumber the Property, for a period beyond the Close of Escrow, except with Optionee’s prior written consent, which may be given or withheld in Optionee’s sole and absolute discretion.  If between the Exercise Date and the Close of Escrow, any additional exception to title appears as shown in a supplemental title report issued by the Title Company that is not approved by Optionee, or was caused by Optionee or Optionee’s activities on the Property (in which case any such additional title exception shall be deemed a Permitted Exception), Optionee shall give prompt written notice of such new title exception to Optionor.  Optionor shall be obligated to remove from title (or to cause to be insured over to Optionee’s reasonable satisfaction) any such additional title exceptions that are voluntarily created by Optionor between the Exercise Date and the Close of Escrow.  With respect to any such additional title exceptions that were not voluntarily created by Optionor, Optionee shall have the right to either (i) terminate this Agreement by giving written notice to Optionor and Escrow Holder and obtain the refund of the Exercise Deposit, or (ii) proceed with the Close of Escrow and acquire the Property subject to such additional title exception(s).  If necessary to remove such additional title exception(s), Optionor may extend the Close of Escrow for a period of not more than thirty (30) days.

9.             Due Diligence Documents; Right of Entry.

(a)           Due Diligence Documents.  Optionor shall make available to Optionee for review during the Option Term and any Option Extension Period, the following documents to the extent any such items exist and are in the possession of Optionor or its consultants (collectively, “Due Diligence Documents”):

(i)            copies of all Phase I and Phase II reports and any other environmental reports including all correspondence with the Monterey County Environmental Health Department;

(ii)           copies of all contracts relating to the management of the Property;

(iii)          copies of property tax bills for the past three (3) years;

(iv)          copies of statements of operating expenses for the Property for 2000, 2001 and 2002 including operating expense history;

(v)           copies of all leases, subleases and rental agreements that will remain in effect after the Close of Escrow pertaining to the Property, together with any amendments or addenda, if any;

(vi)          copies of all soils, environmental and engineering reports pertaining to the Property;

(vii)         all materials provided to Optionor by the previous owner at the time Optionor purchased the Property; and

(viii)        copies of any existing ALTA surveys.

Optionor makes no representation or warranty with respect to the accuracy or completeness of any of the Due Diligence Documents made available to Optionee except that the same are true and correct copies of the documents in Optionor’s possession.

(b)           Access to Due Diligence Documents.  The Due Diligence Documents shall be available for review during the Option Term and any Option Term Extension by appointment only during regular business hours on regular business days at Optionor’s office at 2975 Stender Way, Santa Clara, California 95054.  Optionee may request an appointment to review the Due Diligence Documents by contacting James L. Laufman, Esq., General Counsel of Optionor at (408) 492-8614.  Optionee may request copies of the Due Diligence Documents during its review thereof, and Optionor shall, within three (3) business days after receipt of the request, provide the same to Optionee subject to Optionee’s reimbursement of Optionor’s reasonable costs in providing such copies.  Except for copies made by Optionor, Optionee shall not remove the Due Diligence Documents from their location.

(c)           Physical Inspection.  During the Option Term and any Option Term Extension, Optionee and Optionee’s employees, agents, contractors and consultants (“Optionee’s Parties”) shall have the right to enter the Property to perform such investigations and inspections of the Property, including but not limited to soil, engineering, geological, structural and visual tests and inspections (collectively, “Physical Inspections”) of the Property as Optionee deems reasonably necessary at Optionee’s sole cost and expense.  In conducting such Physical Inspections, Optionee and Optionee’s Parties shall comply with all applicable laws, statutes, ordinances, rules and regulations.  Optionee shall provide not fewer than three (3) business days’ prior written notice to Optionor at the address for notice set forth in Section 16(a) below of any desired entry onto the Property by Optionee or Optionee’s Parties to perform Physical Inspections, stating the date on which Optionee desires such entry to occur, the name, address and telephone number of the Optionee’s Party who will make the entry, and the nature and location on the Property of the inspection to be performed.  Within five (5) days after Optionee’s receipt thereof, Optionee shall provide Optionor with copies of all reports, data or test results resulting from any Physical Inspections.  All Physical Inspections shall be subject to Section 7(e) hereof.

(d)           Environmental Investigations.  During the Option Term and any Option Term Extension, Optionee and Optionee’s Agents may enter the Property to perform such non-invasive environmental assessments of the Property (“Environmental Investigation”) which Optionee elects to undertake at Optionee’s sole cost and expense with respect to the Property; provided, however, in no event shall Optionee perform any “Phase II Environmental Assessment” or any testing of soil and/or groundwater of the Property (“Invasive Testing”) without Optionor’s prior written consent and compliance with this Section 7(d) .  Prior to performing any Environmental Investigation, Optionee shall submit to Optionor at the address for notice set forth in Section 16(a) below, at least five (5) business days prior to the date of Optionee’s proposed entry onto the Property for such Environmental Investigation, the name of Optionee’s environmental consultant who will conduct the investigation, evidence of the consultant’s level of expertise and experience, and a description of the Environmental Investigation to be performed.  If Optionee proposes any Invasive Testing, then in addition to the foregoing information, Optionee shall submit to Optionor the location of any proposed borings for soil and/or groundwater sampling, the sampling and analytical methods to be used, the chemical parameters and other conditions to be tested, the health and safety plan to be followed, and the measures to be taken to restore the affected areas to pre-existing conditions following completion of the Invasive Testing.  Optionor shall give Optionee written notice of approval or disapproval of Optionee’s Invasive Testing investigation plan within five (5) business days after receipt of the foregoing information.  If Optionor reasonably objects to the environmental consultant or objects to the Invasive Testing investigation plan proposed by Optionee, Optionor shall give Optionee written notice of such disapproval and the reasons therefor within said five (5) business day period.  Thereafter, Optionor and Optionee shall promptly meet and negotiate in good faith to remove Optionor’s objections.  In the event that the parties are unable to agree, Optionor’s objections shall stand and Optionee may either terminate the Agreement, choose another environmental consultant or elect to revise its Invasive Testing investigation plan so as to remove Optionor’s objections.  Optionee shall, at its sole cost and expense, obtain any and all permits and approvals required from applicable governmental agencies prior to commencing any

Invasive Testing.  Optionee shall not install any monitoring wells.  If Optionee seeks to sample groundwater, Optionee shall do so through hydropunch or other geoprobe sampling procedures.  Optionor’s representatives may be present at all times during the activities of Optionee and/or Optionee’s Parties on the Property.  Optionor shall have the right, at Optionor’s expense to take split samples or verification samples from any Invasive Testing conducted by Optionee.  All Environmental Investigations shall be subject to Section 7(e) hereof.

If any reports, studies, tests, documents or information applicable to the environmental condition of the Property arising out of an Environmental Investigation are required to be disclosed to a federal, state or local agency or governmental body, then Optionee agrees that Optionor shall be the party to furnish such documentation to the applicable governmental agency having jurisdiction over the Property and neither Optionee nor its agents, employees or environmental consultants shall furnish such information to the applicable governmental agencies.  If there is a demand for such information generated by an Environmental Investigation by a governmental agency or by legal process issued by a court of competent jurisdiction and Optionee has received actual notice of such demand, Optionee shall promptly provide notice of such demand to Optionor and afford Optionor an opportunity to impose any objections or defenses to such demand.  Optionee agrees that copies of all reports, studies and other documents and information generated or prepared by or for Optionee in connection with Optionee’s Environmental Investigations of the Property shall be furnished to Optionor within five (5) business days of Optionee’s receipt of same.

(e)           Insurance, Indemnity.  Optionee shall maintain and shall cause each Optionee’s Party entering onto the Property to perform Physical Inspections and/or Environmental Investigations to maintain a policy or policies of commercial general liability insurance insuring against claims and liabilities arising directly from or related to acts, omissions or investigations of Optionee and Optionee’s Parties in, on, or about the Property.  Such insurance shall have limits of not less than Two Million Dollars ($2,000,000.00) per occurrence, unless a lower limit is approved in writing by Optionor, and shall (i) specifically name Optionor as an additional insured, (ii) not be canceled or the coverage or liability limits reduced without thirty (30) days prior written notice to Optionor, (iii) insure the indemnity obligations of Optionee as set forth below, and (iv) provide coverage which is primary to any coverage carried by Optionor and not in excess thereto.  Optionee shall deliver insurance certificates to Optionor prior to any entry onto the Property by Optionee or any of Optionee’s Parties.  Optionee shall indemnify, defend and hold Optionor harmless from and against any and all claims, liabilities, costs and expenses, including reasonable attorneys’ fees and other direct costs that Optionor may actually incur as a result of Optionee’s activities on the Property, including breach of the confidentiality provisions set forth below.  All entries onto the Property shall be arranged through Optionor.  Optionor shall have the right to accompany Optionee and Optionee’s Parties in connection with any entry onto the Property.

(f)            Confidentiality.  Optionee shall take reasonable precautions, and shall cause Optionee’s Parties to take reasonable precautions, not to voluntarily disclose to others, except to those acting within or on behalf of Optionee who have a business need to be informed, any information, in whatever form, which is disclosed to or generated by Optionee or Optionee’s Parties or provided by Optionor as a result of Optionee’s access to and/or review of the Due

Diligence Documents, Optionee’s Physical Inspections, Environmental Investigations and/or Invasive Testing.  Optionee agrees that the information contained in the Due Diligence Documents or disclosed or generated by Optionee’s Physical Inspections, Environmental Investigations and Invasive Testing shall be confidential and shall be used for the limited purpose of deciding whether or not Optionee is interested in purchasing the Property.  The foregoing confidentiality agreement shall apply to both Optionee and Optionee’s Parties.  The foregoing confidentiality obligation shall not apply to (i) any information in the public domain or which enters the public domain after the date of this Agreement other than through Optionee’s failure to comply with this Section 7(f), (ii) any information previously known to Optionee, or (iii) any information Optionee is required by law to disclose.  In the event that Optionee receives a demand for such information from a governmental agency or by legal process issued by a court of competent jurisdiction, Optionee shall promptly provide notice of such demand to Optionor and afford Optionor an opportunity to impose any objections or defenses to such demand.  If the Purchase Agreement terminates for any reason, Optionee shall deliver to Optionor the originals and all copies of any and all Due Diligence Documents previously delivered to Optionee by Optionor.  In addition, Optionee shall promptly remove all information and any reports, data, or test results from Optionee’s Physical Inspections, Environmental Investigations and Invasive Testing from its files and shall exercise best faith efforts to require such removal from those of its employees, agents, attorneys and environmental consultants (subject to Applicable Laws), and following consultation with and direction from Optionor, either destroy such information or forward the same to Optionor.

10.           Optionee’s Conditions to Close of Escrow.  The Close of Escrow and Optionee’s obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions (or Optionee’s waiver thereof) for Optionee’s benefit on or prior to the Close of Escrow:

(a)           Title Policy.  The Title Company shall be committed to issue to Optionee the Owner’s Title Policy insuring title vested in Optionee, subject only to the Permitted Exceptions;

(b)           Delivery of Documents.  Optionor shall have deposited into Escrow for delivery to Optionee at the Close of Escrow the documents described and required pursuant to Section 11(a) of this Agreement; and

(c)           Optionor’s Obligations.  Optionor shall have timely performed all of its obligations required by the terms of this Agreement to be performed by Optionor.

If any of Optionee’s Closing Conditions have not been satisfied by the Closing Date, then Optionee shall give Optionor and Escrow Holder written notice on or before the Closing Date specifying the particular condition that has not been satisfied.  If Optionee delivers such notice, then Optionor may postpone the Close of Escrow for a period up to ten (10) days after the scheduled Closing Date in order to permit Optionor to take such action as is necessary to cause the closing condition specified in Optionee’s notice to be satisfied.  If the condition specified in Optionee’s notice is not satisfied on the Closing Date, as extended, then Optionee may terminate this Agreement by providing written notice of such termination to Optionor and

Escrow Holder on or within fifteen (15) days after the extended Closing Date.  If Optionee so terminates this Agreement, Escrow Holder shall return the Deposit and all interest accrued thereon to Optionee, and neither party shall have any further obligation hereunder except for the indemnity obligations under Sections 7(e) and 14 hereof.

11.           Representations and Warranties.

(a)           Optionor’s Representations and Warranties.  Optionor hereby makes the following representations and warranties to Optionee as of the Effective Date and as of the Close of Escrow.  The phrase “to Optionor’s knowledge” as used in certain of the representations and warranties shall mean the actual knowledge of James L. Laufman, Esq., General Counsel of Integrated Device Technology, Inc., without any duty of investigation or inquiry.

(i)            Authority.  Optionor is duly and validly authorized to execute this Agreement and perform all of its obligations hereunder.  This Agreement is valid, binding and enforceable against Optionor.

(ii)           Existing Agreement.  Neither Optionor, nor to Optionor’s knowledge, the Property, is subject to any contract, agreement or restriction which would prevent the consummation of the transactions contemplated by this Agreement.

(iii)          Actions.  Optionor has not received written notice of any action, suit or proceeding affecting the Property, at law or in equity, pending before any federal, state or municipal governmental department, commission, board, bureau, agency or instrumentality.

(iv)          No Violations of Declaration.  To Optionor’s knowledge, Optionor has not received written notice that the Property is in violation of any provision of the CC&R’s.

Optionor shall not be liable for breach of any of Optionor’s representations or warranties set forth in this Section 9(a), Optionor shall not be in default under this Agreement nor shall Optionee have the right to terminate this Agreement due to the incorrectness of any of the representations and warranties set forth in this Section 9(a) if, prior to the Close of Escrow, either (A) as to matters which are made to Optionor’s knowledge, Optionor obtains information not known to James Laufman, Esq. on the Effective Date that would make any of such representations and warranties incorrect and Optionor promptly discloses such information to Optionee, or (B) after the Effective Date, Optionor receives a notice of the type specified in Sections 9(a)(iii) or (iv), and Optionor promptly provides Optionee with a copy of such notice and provides Optionee with a copy thereof.  If Optionee receives any information not otherwise disclosed by Optionor pursuant to the foregoing sentence on or before the Close of Escrow that would make any of Optionor’s representations or warranties in this Section 9(a) untrue or incorrect as of the Close of Escrow, then Optionee shall promptly disclose such information to Optionor and Optionee’s sole remedy shall be to either (i) terminate this Agreement by giving written notice of such termination to Optionor and Escrow Holder, in which case this Agreement shall terminate, and Optionee shall be entitled to the return of the Exercise Deposit, or (ii) to proceed with the Close of Escrow despite such information, in which case Optionee shall be deemed to have waived any claim against Optionor resulting from the inaccuracy or incorrectness of Optionor’s representations and warranties as of the Close of Escrow based on such information.  The representations and warranties of Optionor contained in this Section 9(a) shall survive the Close of Escrow for a period of six (6) months.  If Optionee has not filed an action for breach of such representations or warranties within six (6) months of the Close of Escrow, Optionee shall thereafter be precluded from ever making a claim or instituting any legal action, suit or proceeding against Optionor in connection with such representations and warranties.

(b)           Optionee’s Representations.  Optionee represents and warrants to Optionor that Optionee is a corporation, duly organized, validly existing and in good standing in the State of California, and has the capacity and full power and authority to enter into and carry out the agreements contained in, and the transactions contemplated by, this Agreement, and this Agreement has been duly authorized and executed by Optionee, and upon delivery to and execution by Optionor, shall be a valid and binding agreement of Optionee.

(c)           Optionor’s Covenants.  From the Exercise Date until the earlier of the Close of Escrow or the termination of this Agreement, Optionor covenants to Optionee as follows:

(i)            Optionor shall maintain the Property in the same condition and manner as existed on the Exercise Date, damage by casualty and reasonable wear and tear excepted.

(ii)           Optionor shall pay all bills and invoices for labor, material and services supplied to the Property prior to the Close of Escrow, except to the extent arising from Optionee’s activities on the Property.

(iii)          Optionor shall maintain in full force any insurance coverage pertaining to the Property, either through the existing insurance policies or replacement policies.

(iv)          Optionor shall not enter into any new contracts or agreements, or modify any existing contracts or agreements relating to the Property for a term beyond the Close of Escrow without the prior written consent of Optionee, which Optionee may withhold in its sole and absolute discretion.

12.           As Is Acquisition.  Optionee acknowledges that Optionee owns certain real property in the vicinity of the Property.  Optionee hereby agrees and warrants that it has (i) inspected and is familiar with the Property and the surrounding areas and the suitability of the Property for Optionee’s purposes.  Optionee represents and warrants that Optionee has satisfied itself, or prior to the Close of Escrow will satisfy itself, as to the physical, environmental, legal and economic condition of the Property and its suitability for the purposes intended by Optionee.  Optionee acknowledges and agrees that Optionee is acquiring the Property subject to all existing laws, ordinances, rules and regulations, and that, except as expressly set forth in Section 9(a), neither Optionor nor any of Optionor’s officers, directors, employees, agents, representatives and/or attorneys (collectively, “Optionor’s Agents”) have made any warranties, representations or statements regarding the availability of any approvals, or the laws, ordinances, rules or regulations of any governmental or quasi-governmental body, entity, district or agency having authority with respect to the ownership, possession, development, occupancy, condition and/or use of the Property.  Except as expressly set forth in Section 9(a), Optionor disclaims the making of any representations or warranties, express or implied, regarding the Property, or matters affecting the Property, including, without limitation, the physical condition of the Property, title to or boundaries of the Property, soil condition, the presence of hazardous waste, hazardous materials, toxic waste or other environmental matters, compliance of the Property with building, health, safety, land use and zoning laws, regulations and orders, engineering characteristics, traffic patterns and all other information pertaining to the Property.  Optionee further acknowledges that Optionor has made no representation or warranty regarding the accuracy or completeness of any reports or studies relating to the Property which may have been delivered or made available to Optionee other than that the same are true and correct copies of the reports and studies available to Optionor.  Optionee moreover acknowledges that (i) Optionee is a sophisticated investor, knowledgeable and experienced in the financial and business risks attendant to an investment in real property and capable of evaluating the merits and risks of entering into this Agreement and purchasing the Property, (ii) that Optionee has entered into this Agreement with the intention of making and relying upon its own or its experts investigation of the physical, environmental, economic and legal condition of the Property, including, without limitation, the compliance of the Property with laws and governmental regulations and the operation of the Property and/or whether the Property is located in an area which is designated as a special flood hazard area, dam failure inundation area, earthquake fault zone, seismic hazard zone, high fire severity area or wildland fire area, by any federal, state or local agency, and (iii) that Optionee is not, except as to any representations or warranties expressly set forth in Section 9(a), relying on any representations and warranties made by Optionor or anyone acting or claiming to act on Optionor’s behalf concerning the Property.  Optionee hereby undertakes and assumes the risks associated with all matters pertaining to the Property’s location in any area designated as a special flood hazard area, dam failure inundation area, earthquake fault zone, seismic hazard zone, high fire severity area or wildland fire area, by any federal, state or local agency.  Optionee hereby acknowledges that it has not received from Optionor any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying upon the advice of its own accounting, tax, legal, architectural, engineering, property management and other advisors.  Optionee shall purchase the Property in its “As Is” condition on the Closing Date and assumes the risk that adverse physical, environmental, economic or legal conditions may not have been revealed by its investigations.  Optionor shall have no liability for any subsequently discovered defects, whether latent or patent.

Except with respect to the representations and warranties set forth in Section 9(a), Optionee agrees that, from and after the Close of Escrow, Optionee, for itself and its agents, affiliates, successors and assigns, shall release and forever discharge Optionor, its agents, affiliates, successors and assigns from, and waives any right to proceed against Optionor for, any and all rights, claims and demands at law or in equity relating to the physical, environmental, economic or legal condition of the Property.

Such release shall survive the Close of Escrow.  Optionee has read and has been fully advised of the contents of Section 1542 of the Civil Code of the State of California, which reads as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

and, Optionee hereby expressly waives any and all rights and the benefits of said section or any similar section of the laws of any other applicable jurisdiction.  Notwithstanding the foregoing, the waivers and release set forth above are not intended to, and shall not, release or discharge liability for (i) claims relating to indemnification under Section 14 below, (ii) any claims regarding post-closing prorations pursuant to Section 11(d) below, and (iii) claims arising from Optionor’s intentional misrepresentation.

13.           Deposits Into Escrow.

(a)           Optionor’s Deposits Into Escrow.  Optionor shall deposit or cause to be deposited into Escrow prior to the Close of Escrow the following:

(i)            An executed and acknowledged Grant Deed in the form attached hereto as Exhibit ”B” (the “Grant Deed”);

(ii)           An executed Federal Non-Foreign Investor Affidavit in the form attached hereto as Exhibit ”C” (the “FIRPTA Affidavit”);

(iii)          An executed Withholding Exemption Certificate (California Form 593 W) as required under the California Revenue and Taxation Code;

(iv)          Two counterpart originals of an Assignment and Assumption of Declaration of Covenants, Conditions and Restrictions in the form attached hereto as Exhibit “D” (“CC&R Assignment”); and

(v)           Such other documents as may be reasonably required to consummate this transaction.

(b)           Optionee’s Deposits Into Escrow.  Optionee shall deposit into Escrow prior to the Close of Escrow the following:

(i)            The Purchase Price;

(ii)           Two counterpart originals of the CC&R Assignment;

(iii)          Such additional funds as may be required to pay Optionee’s share of closing costs as provided herein; and

(iv)          Such other documents as may be reasonably required to consummate this transaction.

(c)           Expenses of Escrow.  Optionor shall pay (i) the CLTA premium for the Owner’s Title Policy, (ii) all county documentary transfer taxes and (iii) one-half of the escrow fees.  Optionee shall pay (i) the ALTA portion of the premium for the Owner’s Title Policy, if Optionee elects ALTA coverage, (ii) the cost of an ALTA survey, if Optionee elects to obtain the same; (iii) the cost of any title endorsements Optionee elects to obtain, and (iv) one-half of the escrow fees.  All other reasonable and customary expenses, fees and costs incurred in connection with the consummation of the Escrow, including, without limitation, document preparation charges and recording fees, shall be borne by the parties hereto in accordance with the custom and practice in Monterey County, California, or in the absence of custom, equally between the parties.  Optionor and Optionee shall each bear their own respective attorneys’ fees and accounting costs incurred in connection with this transaction.

(d)           Prorations.  All real property taxes and assessments shall be prorated between Optionee and Optionor as of the Close of Escrow with appropriate debits and credits to the accounts of Optionee and Optionor so that, as between Optionee and Optionor, Optionor shall pay all of the taxes and assessments to the extent allocable to the period ending on the date immediately prior to the Close of Escrow and Optionee shall pay all of the taxes and assessments to the extent duly allocable to the period commencing upon the Close of Escrow.  If the amount of the current tax payment is not available, such proration shall be made on the basis of the most recent tax information available at the Close of Escrow and the parties shall make appropriate corrections promptly when accurate information becomes available.  Any corrected adjustment or prorations shall be paid in cash to the party entitled thereto.

14.           Transfers and Assignments.  Optionee shall have the right to assign this Agreement to a corporation, joint venture, partnership, limited liability company or other similar entity, provided that Optionee and/or its principals (including trusts of which the principals are trustors or settlors) has or have at least a fifty percent (50%) interest in said entity.  Any assignment permitted under this section shall not release Optionee of its obligations hereunder, and the assignee or nominee under this Agreement shall assume all obligations of Optionee and agree to execute all documents and to perform all obligations imposed on Optionee as if the assignee or nominee was the original buyer under this Agreement.  Except as expressly set forth above, Optionee shall not transfer or assign this Agreement or any of Optionee’s rights or obligations hereunder without the prior written consent of Optionor, which Optionor may withhold in its sole and absolute discretion.  Any such transfer or assignment made without Optionor’s prior written consent, if required hereunder, shall be void and of no force and effect.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties.

15.           Merger.

(a)           Title.  All obligations, representations and warranties, express or implied, of Optionor in connection with the state of title to the Property shall merge in the Grant Deed delivered to Optionee at the Close of Escrow.  Upon acceptance of title to the Property, Optionee expressly waives any right of rescission and all claims for damages by reason of any obligation, representation, warranty, promise or agreement pertaining to the state of title to the Property.  By accepting title to the Property, Optionee agrees to rely upon its policy of title insurance and shall look solely to the title insurer of the Property in the event of any claims concerning defects in or other matters affecting title to the Property, which are covered by such policy.

(b)           Merger of Obligations.  Unless expressly provided otherwise in this Agreement, all obligations of Optionor under this Agreement shall merge in and shall not survive delivery of the Grant Deed to Optionee.

16.           Broker’s Commission.  The parties acknowledge that Colliers International (“Optionor’s Broker”) exclusively represents Optionor and BT Commercial (“Optionee’s Broker”) exclusively represents Optionee in this transaction.  Upon the Close of Escrow, Optionor shall pay a real estate brokerage commission to Optionor’s Broker in connection with this transaction pursuant to a separate agreement and Optionee shall pay a real estate brokerage commission to Optionee’s Broker pursuant to a separate agreement.  Except with respect to Optionor’s Broker and Optionee’s Broker, each party represents and warrants to the other party that it has not dealt with, nor does such representing party have any knowledge of, any persons, firms or entities which would be entitled to a broker’s commission, finder’s fee or the like in connection with the transactions contemplated by this Agreement.  In the event any warranty or representation made by a party in this Section 14 proves to be false, such party shall indemnify, defend and hold the other party harmless with respect to any claims, losses, costs, liabilities and other expenses (including attorneys’ fees) which the other party may incur as a result of such breach or misrepresentation.  The foregoing obligation shall survive the Close of Escrow.

17.           Remedies.

(a)           Liquidated Damages.  OPTIONEE RECOGNIZES THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET DURING THE EXISTENCE OF THIS AGREEMENT.  OPTIONEE ACKNOWLEDGES THAT IF IT DEFAULTS IN ITS PERFORMANCE HEREUNDER AFTER EXERCISING THE OPTION AND PRIOR TO OR AT THE CLOSE OF ESCROW, OPTIONOR SHALL BE ENTITLED TO COMPENSATION FOR THE DETRIMENT RESULTING FROM THE REMOVAL OF THE PROPERTY FROM THE MARKET.  THE PARTIES HERETO AGREE THAT THE DAMAGES THAT OPTIONOR SHALL SUSTAIN AS A RESULT OF SUCH BREACH WILL BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN.  THEREFORE, THE PARTIES AGREE THAT IF THE CLOSE OF ESCROW FAILS TO OCCUR AS A RESULT OF A BREACH BY OPTIONEE OF ITS OBLIGATIONS HEREUNDER, OPTIONOR SHALL BE ENTITLED TO RETAIN OR RECOVER THE SUM OF THE OPTION PAYMENT, ANY OPTION EXTENSION PAYMENTS AND THE EXERCISE DEPOSIT AND ALL INTEREST ACCRUED THEREON AS ITS EXCLUSIVE REMEDY AGAINST OPTIONEE, AT LAW OR IN EQUITY, FOR BREACH OF OPTIONEE’S COVENANT TO PURCHASE THE PROPERTY (BUT NOT FOR BREACH OF THE MATTERS SET FORTH IN THE FOLLOWING SENTENCE), AND SAID SUM SHALL BE PAID AND RECEIVED AS LIQUIDATED DAMAGES AND NOT AS A PENALTY.  EXCEPT WITH RESPECT TO OPTIONEE’S BREACH OF ANY INDEMNITY OBLIGATION OR ANY OTHER OBLIGATION OF OPTIONEE HEREUNDER (OTHER THAN THE COVENANT TO PURCHASE THE PROPERTY) WHICH SURVIVES THE CLOSE OF ESCROW (WHICH BREACH SHALL ENTITLE OPTIONOR TO SEEK ANY AND ALL REMEDIES

AVAILABLE AT LAW AND IN EQUITY AND FOR WHICH BREACH THIS SECTION 15 SHALL NOT APPLY), BOTH PARTIES ACKNOWLEDGE AND AGREE THAT SAID AMOUNT IS PRESENTLY A REASONABLE ESTIMATE OF OPTIONOR’S DAMAGES IN THE EVENT OF OPTIONEE’S BREACH OF ITS OBLIGATION TO PURCHASE THE PROPERTY CONSIDERING ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, INCLUDING THE RELATIONSHIP OF THE SUM TO THE RANGE OF HARM TO OPTIONOR THAT REASONABLY COULD BE ANTICIPATED AND THE ANTICIPATION THAT PROOF OF ACTUAL DAMAGES WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT.  BY INITIALING THIS SECTION BELOW, THE PARTIES HERETO SIGNIFY THEIR APPROVAL AND CONSENT TO THE TERMS OF THIS SECTION.

Optionor’s Initials	Optionee’s Initials

(b)           Optionee’s Remedies.  If the Close of Escrow does not occur because of an uncured material default by Optionor under this Agreement at the Close of Escrow, Optionee’s sole and exclusive remedies shall be to either (i) terminate this Agreement by delivery of notice of termination to Optionor, whereupon Optionor shall cause Escrow Holder to return to Optionee the Option Payment, any applicable Option Extension Payment, and the Exercise Deposit and all interest accrued thereon or (ii) continue this Agreement pending Optionee’s action for specific performance.

18.           General Provisions.

(a)           Notices.  Any notice, request, demand, consent, approval or other communication required or permitted hereunder or by law shall be in writing and shall be deemed duly given (i) when personally delivered, (ii) sent by overnight courier providing evidence of receipt of delivery, or (iii) by United States mail, registered or certified mail, postage prepaid, return receipt requested, to the addresses set forth below or to such other address of which the parties are subsequently notified in writing:

Optionor:	INTEGRATED DEVICE TECHNOLOGY, INC.
2975 Stender Way
Santa Clara, California 95054
	Attn:	James L. Laufman, Esq.
General Counsel

With a copy to:	Berliner Cohen
10 Almaden Boulevard, Eleventh Floor
San Jose, California 95113
	Attn:	Steven J. Casad, Esq.

Optionee:	Dan Caputo Co.
1530-A Parkmoor Avenue
San Jose, CA 95128-2406
	Attn:	Mr. Phil Rolla

With a copy to:	Hefner, Stark and Marois, LLP
2150 River Plaza Drive, Suite 450
Sacramento, CA 95833
	Attn:	Joel S. Levy, Esq.

Notices shall be deemed delivered upon receipt.  Any party may change its address for notice by giving written notice of such change to the other party.

(b)           Legal Fees.  In the event either party brings an action or suit against the other party by reason of any breach of any of the covenants or agreements on the part of the other party arising out of this Agreement, then, in that event, the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to have and recover of and from the other party all reasonable costs and expenses of suit, including reasonable attorneys’ fees.

(c)           Waiver of Jury Trial.  Optionee and Optionor each acknowledge and agree that any controversy which may arise under this Agreement would be based upon difficult and complex issues, and therefore, Optionee and Optionor each hereby waive any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement and agree that any such action or proceeding shall be tried in a court of competent jurisdiction by a judge and not by a jury.

(d)           Survival of Indemnities.  Optionee’s indemnity obligation under Sections 7(e) and 14 of this Agreement shall survive the recordation of the Grant Deed at the Close of Escrow.  Optionor’s indemnity obligations under Section 14 hereof shall survive the recordation of the Grant Deed at the Close of Escrow.

(e)           Required Actions of Optionee and Optionor.  Optionee and Optionor agree to execute such instruments and documents and to diligently undertake such actions as may be reasonably required in order to consummate the purchase and sale herein contemplated and shall use their diligent efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

(f)            Time of Essence.  Time is of the essence of each and every term, condition, obligation, and provision hereof.

(g)           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, together, shall constitute one and the same instrument.

(h)           Captions.  Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

(i)            No Obligations to Third Parties.  Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

(j)            Exhibits.  The Exhibits attached hereto are hereby incorporated herein by this reference.

(k)           Amendment to this Agreement.  The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto.

(l)            Waiver.  The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereto.

(m)          Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.

(n)           Fees and Other Expenses.  Except as otherwise provided herein, each of the parties shall pay its own fees and expenses in connection with this Agreement.

(o)           Severability.  If any provision of this Agreement is, or hereinafter is adjudged to be, for any reason void, unenforceable, or invalid, it is the specific intent of the parties that the remainder hereof shall be and remain in full force and effect.

(p)           Entire Agreement.  This Agreement supersedes any prior agreement, oral or written, and contains the entire agreement between Optionee and Optionor as to the subject matter hereof.  No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent, or representative of either party shall be of any effect unless it is in writing and executed by the party to be bound thereby.

IN WITNESS WHEREOF, Optionee and Optionor have executed this Agreement as of the day and year first above written.

“OPTIONOR”

INTEGRATED DEVICE TECHNOLOGY, INC.,
a Delaware corporation

By:

Its:

“OPTIONEE”

DAN CAPUTO CO.,
a California corporation

By:

Its:

By:

Its:

EXHIBIT ”A”

LEGAL DESCRIPTION OF PROPERTY

Real property in the City of Salinas, County of Monterey, State of California, described as follows:

PARCEL A, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED FOR RECORD DECEMBER 31, 1985 IN THE OFFICE OF THE COUNTY RECORDER OF THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, IN VOLUME 16 OF PARCEL MAPS, AT PAGE 126.

APN:  003-863-031-000

1

EXHIBIT ”B”

GRANT DEED

Order No.

Escrow or Loan No.

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Dan Caputo Co.

1530-A Parkmoor Avenue

San Jose, CA 95128-2406

Attn:  Mr. Phil Rolla

SPACE ABOVE THIS LINE FOR RECORDER’S USE

Mail Tax Statements to:	The undersigned grantor declares:

Documentary Transfer Tax is shown on a separate sheet attached to this deed and is not a part of the public record.

Attn:

A.P.N. 003-863-031

GRANT DEED

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation,

hereby GRANTS to DAN CAPUTO CO., a California corporation,

that certain real property in the City of Salinas, County of Monterey, State of California, more particularly described as follows:  See Attachment 1

This Grant is made subject to all covenants, conditions, restrictions, exceptions, easements, rights-of-way, rights of access, agreements, reservations, encumbrances, liens and other matters of record; any matter which would be disclosed by accurate survey, investigation or inquiry; any tax, assessment or other governmental lien against the property; and subject to existing environmental conditions (if any) including conditions arising from past uses affecting the property.

INTEGRATED DEVICE TECHNOLOGY, INC.,
a Delaware corporation

Dated:	By:

Its:

1

DO NOT RECORD

FILOR REQUESTS
DO NOT RECORD STAMP VALUE

NOTE:  This Declaration is not a public record

Document #

DECLARATION OF TAX DUE:  SEPARATE PAPER:

(Revenue and Taxation Code 11932-11933)

DOCUMENTARY TRANSFER TAX IS $

☐                                    Computed on full value

☐                                    Computed on full value less liens or encumbrances remaining at the time of conveyance

APN:  003-863-031

Property located in:

☐                                    Unincorporated

☒                                    City of Salinas

CITY CONVEYANCE TAX IS  $   N/A

Signature of party determining tax

Name (Typed or Printed)

2

STATE OF CALIFORNIA
	}	ss.
COUNTY OF

On                                   , before me,                                              , personally appeared                                    ,

personally known to me —OR- proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

SIGNATURE OF NOTARY

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

INDIVIDUAL CORPORATE OFFICERS(S)

Title(s)

PARTNER(S)	LIMITED
GENERAL

ATTORNEY-IN-FACT TRUSTEE(S) GUARDIAN/CONSERVATOR OTHER:

SIGNER IS REPRESENTING:
Name of Person(s) or Entity(ies)

3

ATTACHMENT 1

LEGAL DESCRIPTION OF PROPERTY

Real property in the City of Salinas, County of Monterey, State of California, described as follows:

PARCEL A, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED FOR RECORD DECEMBER 31, 1985 IN THE OFFICE OF THE COUNTY RECORDER OF THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, IN VOLUME 16 OF PARCEL MAPS, AT PAGE 126.

APN:  003-863-031-000

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EXHIBIT ”C”

CERTIFICATION OF NON-FOREIGN STATUS

(Entity Transferor)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by INTEGRATED DEVICE TECHNOLOGY, INC., the undersigned hereby certifies the following on behalf of INTEGRATED DEVICE TECHNOLOGY, INC.:

1.             INTEGRATED DEVICE TECHNOLOGY is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.             INTEGRATED DEVICE TECHNOLOGY, INC.’S U.S. employer identification number is                                 ; and

3.             INTEGRATED DEVICE TECHNOLOGY, INC.’s office address is 2975 Stender Way, Santa Clara, California 95054, Attn: James L. Laufman, Esq., General Counsel.

INTEGRATED DEVICE TECHNOLOGY, INC. understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of INTEGRATED DEVICE TECHNOLOGY, INC.

INTEGRATED DEVICE TECHNOLOGY, INC.
a Delaware corporation

Dated:	By:

Its:

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EXHIBIT “D”

ASSIGNMENT AND ASSUMPTION OF DECLARATION OF COVENANTS, CONDITIONS
AND RESTRICTIONS

THIS ASSIGNMENT AND ASSUMPTION OF DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS (“Assignment”) is executed effective as of           , 2003 (the “Effective Date”) by and between INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation (“Assignor”), and DAN CAPUTO CO., a California corporation (“Assignee”).

RECITALS

A.            Assignor is the owner of certain real property located in the City of Salinas, County of Monterey, State of California more particularly described in Exhibit A attached hereto (“Property”).  Pursuant to a grant deed of even date herewith, Assignor is conveying the Property to Assignee.

B.            The Property is subject to that certain Declaration of Covenants, Conditions and Restrictions dated as of September 13, 1982 and recorded on September 21, 1982 in Reel 1579, Page 142 in the Official Records of Monterey County, California (“Declaration”).

C.            In connection with the conveyance of the Property to Assignee, Assignor desires to assign to Assignee all of Assignor’s right, title, interest, duties and obligations under the Declaration with respect to the Property.

NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.             Assignor does hereby assign, transfer and convey to Assignee all of Assignor’s right, title, interest, duties and obligations in, to or under the Declaration with respect to the Property arising from and after the Effective Date.

2.             Assignee hereby accepts the foregoing assignment, and hereby assumes all of the right, title, interest, duties and obligations of Assignor in, to and under the Declaration with respect to the Property arising from and after the Effective Date.  Assignee hereby acknowledges the obligations of Assignor under the Declaration and agrees to be bound by the Declaration.

3.             This Assignment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In addition, counterpart signature pages may be (but shall not be required to be) annexed to one Assignment.  It is the intent hereof that when both parties have executed one or more counterparts, this Assignment shall be in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the dates set forth below, to be effective as of the Effective Date.

ASSIGNOR:

INTEGRATED DEVICE TECHNOLOGY, INC.,
a Delaware corporation

By:

Its:

ASSIGNEE:

DAN CAPUTO CO.,
a California corporation,

By:

Its:

By:

Its:

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EXHIBIT A

DESCRIPTION OF PROPERTY

Real property in the City of Salinas, County of Monterey, State of California, described as follows:

PARCEL A, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED FOR RECORD DECEMBER 31, 1985 IN THE OFFICE OF THE COUNTY RECORDER OF THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, IN VOLUME 16 OF PARCEL MAPS, AT PAGE 126.

APN:  003-863-031-000

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